Exhibit C

INDEX TO REVENUE ESTIMATES AND FINANCIAL STATEMENTS FOR THE GOVERNMENT OF JAMAICA FOR THE YEAR ENDING MARCH 31, 2025

JAMAICA

REVENUE ESTIMATES

2025/2026

For the Financial Year Ending

31st March 2026

Ministry of Finance and the Public Service	As Presented to the House of
Representatives on the
13th day of February 2025

INDEX TO ESTIMATES OF REVENUE

2025-2026

			Page No.
A	STATEMENT OF REVENUE ESTIMATES
	Statement I	Summary of Revenue and Loan Receipts	1
	Statement II	Details of Revenue and Loan Receipts	2

B	STATEMENT OF FINANCING OF THE BUDGET
	Statement III	Summary of Revenue Estimates and Estimates of Expenditure	9
	Statement IV	Statement of the Financing of the Estimates of Expenditure	12
	Statement V	Statement of Statutory Expenditure Charged to the Consolidated Fund	13
		Disclosure Note	15

C	CORRIGENDUM TO THE REVENUE ESTIMATES
	Corrigendum to the Revenue Estimates 2025/2026		16

2025-2026 JAMAICA BUDGET

STATEMENT I

REVENUE AND LOAN RECEIPTS

SUMMARY

Head		Account 2023/2024 $	Estimates 2024/2025 $	Consolidated Fund Receipts 2024/2025 (Dec-2024) $	Estimates 2025/2026 $
I	RECURRENT REVENUE
	TAXATION
	Customs	63,514,530,000	65,257,217,066	49,569,763,021	74,163,837,074
	Income Tax	251,829,621,668	300,258,759,409	186,029,874,811	339,504,171,904
	Stamp Duties	13,074,113,729	13,141,722,226	8,952,449,161	11,341,060,316
	Motor Vehicle Licences (Motor Vehicle Act)	5,891,877,908	5,496,329,853	3,998,262,763	5,460,841,959
	Other Licences	1,268,522,157	1,488,700,373	75,687,467	689,211,682
	Travel Tax	28,674,790,000	34,138,653,118	20,731,058,398	29,266,614,390
	Betting, Gaming and Lotteries-Duties, Fees and Levies	9,661,920,940	10,179,701,612	6,214,296,400	10,933,275,410
	Education Tax	48,119,125,402	53,620,847,724	37,536,990,191	55,162,394,889
	Contractors Levy	3,118,889,465	3,137,826,800	2,094,500,657	2,997,987,719
	General Consumption Tax	279,036,663,433	298,362,266,789	193,940,179,669	305,472,176,968
	Special Consumption Tax	104,002,808,053	99,050,067,010	70,095,858,104	100,404,354,027
	Environmental Levy	6,620,368,517	6,697,555,737	6,630,540,683	7,050,920,580
	Telephone Call Tax	3,607,997,396	3,199,376,117	731,107,688	2,730,122,513
	Guest Accomodation Room Tax	3,592,752,403	3,979,432,867	2,001,227,858	3,316,739,864
	Minimum Business Tax	—		50,568,038	—
	Quarry Tax	110,054,579	91,592,770	195,008,000	240,044,359
	Import Licences-Trade Board	327,036,504	551,338,417	248,368,300	363,645,487
	Telecommunication Licences	1,844,736,282	581,452,110	803,696,172	396,497,488

	TOTAL	824,295,808,436	899,232,839,998	589,899,437,382	949,493,896,631

II	NON-TAX REVENUE	65,228,522,021	128,844,580,000	139,877,194,023	139,816,400,000
	MISCELLANEOUS RECEIPTS (UNCLASSIFIED)	—		2,574,654

	TOTAL RECURRENT REVENUE	889,524,330,457	1,028,077,419,998	729,779,206,058	1,089,310,296,631

III	CAPITAL REVENUE
	Land Sales	—	—	—	—
	Loan Repayments	168,331,257	—	1,541,708,955	—
	Extraordinary Receipts: Miscelleanous	15,826,200,000	14,502,700,000	13,603,157,455	4,946,000,000

	TOTAL CAPITAL REVENUE	15,994,531,257	14,502,700,000	15,144,866,411	4,946,000,000

	TOTAL RECURRENT AND CAPITAL REVENUE	905,518,861,714	1,042,580,119,998	744,924,072,469	1,094,256,296,631

IV	GRANTS
(I)	TRANSFER FROM CAPITAL DEVELOPMENT FUND
	Transfers to Current Account	1,283,400,000	887,500,000	—	812,000,000
	Transfers to Capital Account	—	—	—	—
	Other	—	—	—	—
(II)	EXTERNAL GRANTS
	Grants from the European Union	—	—	401,069,625	—
	Miscellaneous Grants	—	—	11,255,491	—
	Other Grants	6,591,107,000	4,629,700,000	2,652,516,085	5,960,800,000

	TOTAL GRANTS	7,874,507,000	5,517,200,000	3,064,841,202	6,772,800,000

V	LOAN RECEIPTS
	Loan receipts	139,472,470,766	191,440,400,000	101,622,635,760	158,441,900,000

	TOTAL LOAN RECEIPTS	139,472,470,766	191,440,400,000	101,622,635,760	158,441,900,000

	TOTAL REVENUE AND LOAN RECEIPTS	1,052,865,839,480	1,239,537,719,998	849,611,549,431	1,259,470,996,631

The Consolidated Fund Receipts are subject to change

2025/2026 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2023/2024 (‘1)	Estimates 2024/2025 (‘2)	Consol Fund Receipts 2024/2025 (as at Dec- 2024) (‘3)	Estimates 2025/2026 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Import Duties	63,514,530,000	65,257,217,066	49,569,763,021	74,163,837,074	8,906,620,008
Income Tax-Companies	97,019,483,421	121,380,420,896	51,660,853,426	126,784,627,070	5,404,206,174
Income Tax-Individuals	124,213,346,504	137,868,838,432	104,855,443,043	170,176,157,079	32,307,318,647
Tax on Interest/Dividend	30,596,791,743	41,009,500,079	29,513,578,342	42,543,387,755	1,533,887,676
Stamp Duties (local)	8,655,713,729	8,690,229,871	3,153,005,116	6,442,959,600	-2,247,270,271
Stamp Duties (import)	4,418,400,000	4,451,492,355	5,799,444,045	4,898,100,716	446,608,361
Motor Vehicle Licences (Motor Vehicle Act)	5,891,877,908	5,496,329,853	3,998,262,763	5,460,841,959	-35,487,894
Customs Brokers	2,350,928	3,780,766	261,500	4,172,788	392,022
Gaming Machines	1,044,289,051	1,127,088,434	36,969,970	1,443,954,423	316,865,989
Tourist Shop Licence	31,822,356	51,176,749	933,486	81,483,184	30,306,435
Tourist Shop Operators Licence	52,169,978	83,899,818	1,866,971	142,599,255	58,699,437
Hotel Licence Duty	19,499,029	31,358,361	3,583,800	59,609,859	28,251,498
Other Licences	118,390,815	191,396,245	14,211,626	401,346,596	209,950,351
Other Licences		—	17,860,114	—	0
Travel Tax	20,846,572,330	24,818,800,817	15,639,443,676	21,276,828,662	-3,541,972,155
Passenger Levy	7,828,217,670	9,319,852,301	5,091,614,722	7,989,785,728	-1,330,066,573
Betting, Gaming and Lotteries-Duties, Fees and Levies	9,661,920,940	10,179,701,612	6,214,296,400	9,489,320,986	-690,380,626
Education Tax	48,119,125,402	53,620,847,724	37,536,990,191	55,162,394,889	1,541,547,165
Contractors Levy	3,118,889,465	3,137,826,800	2,094,500,657	2,997,987,719	-139,839,081
General Consumption Tax	156,438,503,433	172,902,646,791	90,787,511,731	165,946,863,115	-6,955,783,676
General Consumption Tax	122,598,160,000	125,459,620,000	103,152,667,938	139,525,313,853	14,065,693,853
Special Consumption Tax	30,631,243,667	24,832,869,573	55,902,804,429	23,660,626,417	-1,172,243,156
Special Consumption Tax	73,371,564,386	74,217,197,437	14,193,053,675	76,743,727,611	2,526,530,174
Environmental Levy	752,164,738	5,835,186,828	2,486,699,758	6,076,263,777	241,076,949
Environmental Levy	5,868,203,779	862,368,909	4,143,840,925	974,656,803	112,287,894
Telephone Call Tax	3,607,997,396	3,199,376,117	731,107,688	2,730,122,513	-469,253,604
Guest Accomodation Room Tax	3,592,752,403	3,979,432,867	2,001,227,858	3,316,739,864	-662,693,003
Minimum Business Tax	—	—	50,568,038	—	0
Quarry Tax	110,054,579	91,592,770	195,008,000	240,044,359	148,451,589
Import Licences-Trade Board	327,036,504	551,338,417	248,368,300	363,645,487	-187,692,930
Telecommunication Licences	1,844,736,282	581,452,110	803,696,172	396,497,488	-184,954,622

TOTAL TAX REVENUE	824,295,808,436	899,232,839,998	589,899,437,382	949,493,896,631	50,261,056,633

HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF
Processing Fees			—
Miscelleanous Receipts	4,371	4,371	—	—	-4,371

TOTAL-HIS EXCELLENCY THE GOVERNOR GENERAL AND STAFF	4,371	4,371	—	—	-4,371

HOUSE OF PARLIAMENT
Miscelleanous Fees (Food & Beverage)	5,600,000	5,600,000	79,860	—	-5,600,000

TOTAL- HOUSE OF PARLIAMENT	5,600,000	5,600,000	79,860	—	-5,600,000

PUBLIC PROCUREMENT COMMISSION (PPC)					0
Registration Fees	7,350,000	—	—		0

TOTAL- PUBLIC PROCUREMENT COMMISSION	7,350,000	—	—	—	0

AUDITOR GENERAL’S DEPARTMENT
Audit Fees	—	—	—		0
Miscelleanous Fees	3,000	5,000	540	142,500	-147,500

TOTAL- AUDITOR GENERAL’S DEPARTMENT	3,000	5,000	540	142,500	-147,500

OFFICE OF THE SERVICES COMMISSIONS
Processing Fees	7,000	7,500	—	11,500	4,000
Miscelleanous Fees	67,000	5,000	5,140	40,000	35,000

TOTAL-OFFICE OF THE SERVICES COMMISSIONS	74,000	12,500	5,140	51,500	39,000

OFFICE OF THE PRIME MINISTER
Rental Charges	2,200,000	2,400,000	—	3,000,000	600,000
Irrevocable Order	10,000	15,000	—	12,000	-3,000

2025/2026 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2023/2024 (‘1)	Estimates 2024/2025 (‘2)	Consol Fund Receipts 2024/2025 (as at Dec- 2024) (‘3)	Estimates 2025/2026 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Miscelleanous Receipts	485,000	2,000,000	2,489,473	2,000,000	0

TOTAL-OFFICE OF THE PRIME MINISTER	2,695,000	4,415,000	2,489,473	5,012,000	597,000

ELECTORAL COMMISSION
Registration and ID Card Service	—		—		0
Miscelleanous Receipts	—		—		0

TOTAL- ELECTORAL COMMISSION	—	—	—	—	0

OFFICE OF THE CABINET
Irrevocable Order	8,000	3,000	—	1,000	-2,000
Miscelleanous Receipts	14,000	30,000	239	10,000	-20,000

TOTAL- OFFICE OF THE CABINET	22,000	33,000	239	11,000	-22,000

MINISTRY OF TOURISM
Irrevocable Order	5,000	4,000	—	1,500	-2,500
Miscelleanous Receipts	3,050,000	70,000	728,452	6,000	-64,000
De- earmarked Funds - TEF/ CHASE	8,548,357,191	8,978,850,050	7,031,172,706	11,522,796,001	2,543,945,951

TOTAL- MINISTRY OF TOURISM	8,551,412,191	8,978,924,050	7,031,901,158	11,522,803,501	2,543,879,451

MINISTRY OF ECONOMIC GROWTH AND JOB CREATION
Miscelleanous Receipts	970,415		—		0

TOTAL- MINISTRY OF ECONOMIC GROWTH AND JOB CREATION	970,415	—	—	—	0

NATIONAL LAND AGENCY
Miscellaneous Receipts (50% of Profit)			50,000,000
Assurance Fund (100% of Gross Receipts)	89,631,000	54,041,000	—	60,054,720	6,013,720
Rents - Crown Lands and Other Government Properties	178,000,000	167,621,000	—	154,093,000	-13,528,000
Land Settlement Properties	35,637,000	34,781,000	—	35,443,000	662,000
Rental of Land-Leased properties	—		—	—	0
Attorney’s Fee/ Photocopying	—		—	—	0
Miscellaneous Receipts	24,849,000	306,000	6,638	3,218,750	2,912,750
Other Receipts (Including Crown Property Sales)	280,318,000	123,560,000	—	293,258,000	169,698,000

TOTAL NATIONAL LAND AGENCY	608,435,000	380,309,000	50,006,638	546,067,470	165,758,470

MINISTRY OF FINANCE AND THE PUBLIC SERVICE
Fees- Banking Licence Registration (1973) - Commercial Banks	461,751,612	526,379,788	318,688,202	622,675,199	96,295,411
Profits in Government owned companies-Dividends and Financial Distribution	16,649,170,000	25,999,402,410	9,696,488,134	66,199,422,512	40,200,020,102
Sale of Unserviceable Stores	75,000,000	75,000,000	—	95,000,000	20,000,000
BOJ Profits	—		4,661,547,000	4,000,000,000	4,000,000,000
Sale of Gazettes	2,516,800	2,516,800	—	3,571,410	1,054,610
Fees-Scotia Bank Jamaica Economic Growth Fund	—		—	—	0
Fees-FIA Licence Registration	2,774,420	1,537,255	—	2,564,020	1,026,765
Fees-Building Societies	47,602,060	45,298,970	—	46,856,040	1,557,070
Sale of Forfeited Goods-FID	296,550,000	296,550,000	—	16,738,338	-279,811,662
Cash Seized and Forfeited	24,000,000	24,000,000	50,000	20,000,000	-4,000,000
Miscelleanous Receipts	31,460,000	45,174,957,147	77,867,690,861	81,460,000	-45,093,497,147
Forfeiture of Loan Agreement (MDB)	20,000,000	20,000,000	288,522	20,000,000	0

TOTAL- MINISTRY OF FINANCE AND THE PUBLIC SERVICE	17,610,824,892	72,165,642,370	92,544,752,718	71,108,287,519	-1,057,354,851

ACCOUNTANT GENERAL’S DEPARTMENT
Interest on On Lent Loans	2,333,000,000	2,103,144,918	686,833,520	1,795,456,029	-307,688,889
Interest Earned on Local Currency Bank Accounts	2,500,190,754	2,785,479,804	2,814,656,007	3,790,403,423	1,004,923,619
Interest Earned on Foreign Currency Bank Accounts	756,587,565	2,329,064,500	2,468,811,247	3,324,665,813	995,601,313
Interest Earned on Loans and Advances to Public Officers	2,456,328	2,480,891	6,055,198	8,154,333	5,673,442
Interest on Government Deposits(MDA)	658,765	665,353	514,739	519,887	-145,466
PDCF Interest -Global Bonds Interest	5,144,400,000	3,878,895,633	561,318,783	6,800,980,736	2,922,085,103

2025/2026 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2023/2024 (‘1)	Estimates 2024/2025 (‘2)	Consol Fund Receipts 2024/2025 (as at Dec-2024) (‘3)	Estimates 2025/2026 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
PDCF Interest - Local Investments JUTC Interest			2,013,986,854		0
Pension Contributions: 5 % Contribution Scheme	5,645,327,100	12,817,343,985	7,396,387,866	10,354,943,012	-2,462,400,973
Recovery of Pension and Salary	43,521,221	21,760,611	44,863,754	60,416,522	38,655,911
Chancery Fund Commission	717,932	725,112	—		-725,112
Sale of Receipt Books	1,458,392	750,000	479,305	645,464	-104,536
Recovery of Prior Years’ Expenditure	27,205,143	27,477,195	65,310,079	87,950,906	60,473,711
Processing Fees- Salary Deduction	1,415,424	1,429,578	713,780	961,224	-468,354
Miscelleanous Receipts	8,776,911,840	9,968,986,498	15,712,496,364	16,241,867,543	6,272,881,045

TOTAL- ACCOUNTANT GENERAL’S DEPARTMENT	25,233,850,464	33,938,204,078	31,772,427,498	42,466,964,892	8,528,760,814

JAMAICA CUSTOMS AGENCY			—
Warehouse Fees	10,613,070	11,674,377	43,095,213	11,850,000	175,623
Receipts from Sale of Seized Items	177,391,280	83,373,901	24,647,574	125,060,852	41,686,951
Penalty Payments for Breaches of Customs Act and Regulations	138,615,548	180,200,213	85,073,425	181,459,674	1,259,461
Net Service Charge for Shipping and Airline Carriers	850,915,664	—		—	0
Processing 5% PAJ	150,603,464	155,121,568	65,511,423	—	-155,121,568
Standard and Compliance Fees	69,922,074	73,418,178	83,312,175	77,089,087	3,670,909
Customs User/ Administration Fee	1,505,750,000	—	—	—	0
Irrevocable Standing Orders	35,000	35,000	—	37,000	2,000
Miscelleanous Receipts	476,578	476,578	31,112,344	455,427	-21,151

TOTAL- JAMAICA CUSTOMS AGENCY	2,904,322,678	504,299,815	332,752,153	395,952,040	-108,347,775

TAX ADMINISTRATION OF JAMAICA
Penalty for late and non-payment of sundry taxes and licences		3,600,000	—	5,200,000
Penalty for Breaches of Spirit Licences	276,000	534,600	—	500,000	-34,600
Property Tax (2.5%)	263,000,000	258,127,700	190,349,913	250,000,000	-8,127,700
National Health Fund(NHF 2.5%)		—	7,183		0
Passport Immigration & Citizenship Agency Fee 0.5%	624,000	455,700	286,764	440,500	-15,200
Road Maintenance Fund 2.5%	73,000,000	67,070,000	49,908,372	70,000,000	2,930,000
Special Consumption Tax 2.5%		—	—		0
Island Traffic Authority 20%	15,100,000	16,961,000	11,151,359	17,000,000	39,000
Police User Fees	497,000,000	491,045,000	289,167,400	450,000,000	-41,045,000
Trade Licence 2.5%	11,000,000	11,001,000	9,901,556	14,400,000	3,399,000
Miscellaneous Receipts	40,000,000	19,049,900	38,725,302	22,500,000	3,450,100
Firearm Licensing Authority User Fees			—		0
Net Service Charge for services rendered by Excise Officers			—		0

TOTAL-TAX ADMINISTRATION OF JAMAICA	900,000,000	867,844,900	589,497,850	830,040,500	-39,404,400

MINISTRY OF NATIONAL SECURITY			—
Sale of Services- CRDC	15,000,000	15,012,000	—	3,500,000	-11,512,000
Miscelleanous Receipts	4,000,000	4,200,000	15,759,744	—	-4,200,000

TOTAL- MINISTRY OF NATIONAL SECURITY	19,000,000	19,212,000	15,759,744	3,500,000	-15,712,000

JAMAICA DEFENCE FORCE
Rental of Lettings (Land and Buildings) Soldier’s Contribution	—	1,000,000	—	3,000,000	2,000,000
Soldiers’ Contribution to various services	—	28,000,000	12,122,081	28,500,000	500,000
Miscellaneous Receipts JDF	—	4,200,000	856,396	6,600,000

TOTAL-JAMAICA DEFENCE FORCE	—	33,200,000	12,978,476	38,100,000	2,500,000

Miscellaneous Receipts	41,038,557	22,400,398	38,544,824	24,408,108	2,007,710

TOTAL-POLICE DEPARTMENT	41,038,557	22,400,398	38,544,824	24,408,108	2,007,710

DEPARTMENT OF CORRECTIONAL SERVICES
Sundry Fines and Contribution	4,900,000		788,856	5,332,100	-5,332,100
Miscellaneous Receipts		3,233,600	1,703,278

TOTAL - DEPARTMENT OF CORRECTIONAL SERVICES	4,900,000	3,233,600	2,492,134	5,332,100	-5,332,100

2025/2026 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2023/2024 (‘1)	Estimates 2024/2025 (‘2)	Consol Fund Receipts 2024/2025 (as at Dec- 2024) (‘3)	Estimates 2025/2026 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
MINISTRY OF JUSTICE
Other Court Fines	221,500,000	324,898,000	156,145,711	399,960,000	75,062,000
Miscellaneous Receipts	463,050	889,500	5,569,273	3,700,000	2,810,500
Tender Documents			—	—

TOTAL-MINISTRY OF JUSTICE	435,590,250	325,787,500	161,714,984	403,660,000	77,872,500

MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE
Visa Fees from Overseas Missions	11,195,612	11,847,840	—		-11,847,840
Authentication fees	7,463,724	7,898,540	165,902	18,415,000	10,516,460
Rush fees	1,865,936	1,974,640	—		-1,974,640
Consul fees	10,449,237	11,058,020	—		-11,058,020
Postage fees	1,492,749	1,579,740	—		-1,579,740
Miscellaneous Receipts	4,851,442	5,134,080	10,708,551		-5,134,080

TOTAL-MINISTRY OF FOREIGN AFFAIRS AND FOREIGN TRADE	37,318,700	39,492,860	10,874,453	18,415,000	-21,077,860

MINISTRY OF LABOUR AND SOCIAL SECURITY
Reimbursement - NIS	890,074,000	1,214,000,000	361,923,747	1,606,451,000	392,451,000
Fees - Factories Registration Act	2,500,000	2,640,000	1,456,241	2,082,000	-558,000
Fees - Employment Agencies Registration Act	740,000	780,000	537,944	505,000	-275,000
Fees - Recruiting of Workers Act	—		—		0
Work Permit	1,100,000,000	1,100,000,000	662,332,497	1,270,500,000	170,500,000
Miscellaneous Receipts	1,833,000	1,925,000	1,152,638	2,021,000	96,000

TOTAL-MINISTRY OF LABOUR AND SOCIAL SECURITY	1,995,147,000	2,319,345,000	1,027,403,066	2,881,559,000	562,214,000

TOTAL- MINISTRY OF EDUCATION AND YOUTH
Fees from Jamaica School Certificate Examinations			—
Rental of EDDC and other Buildings	1,200,000	1,200,000	238,448	2,000,000	800,000
Repayment of Bonds by Teachers	3,000,000	3,000,000	—	2,500,000	-500,000
Transcripts	1,200	1,200	—	1,200	0
Recovery of Previous years Expenditure	12,000,000	10,000,000	53,688,706	230,000,000	220,000,000
Miscellaneous Receipts	9,600,000	234,000,000	32,955,452	58,000,000	-176,000,000

TOTAL-MINISTRY OF EDUCATION AND YOUTH	25,801,200	248,201,200	86,882,607	292,501,200	44,300,000

MINISTRY OF HEALTH AND WELLNESS
Registration of Pharmacies and Pharmacists			—
Registration of Drugs	8,960,000	8,960,000	7,304,951	8,960,000	0
Drug Permits	5,200,000	5,200,000	—	5,200,000	0
Miscellaneous Receipts	140,000	140,000	7,351,871	140,000	0
Advisory Panel on Ethics ( Research Proposal)	396,000	396,000	—	396,000	0

MINISTRY OF HEALTH AND WELLNESS	14,696,000	14,696,000	14,656,822	14,696,000	0

GOVERNMENT CHEMIST
Fees from Laboratory analyses	—	1,016,000	403,700	997,500	-18,500

TOTAL-GOVERNMENT CHEMIST	—	1,016,000	403,700	997,500	-18,500

MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS
Irrevocable Order	—	4,000	—	10,000	6,000
Miscelleanous Receipts	—	200,000	2,937	4,000	-196,000

TOTAL-MINISTRY OF CULTURE, GENDER, ENTERTAINMENT AND SPORTS	—	204,000	2,937	14,000	-190,000

MINISTRY OF AGRICULTURE FISHERIES AND MINING
Receipts from sundry and other receipts	—	—	36,000	—	0
Agricultural Land Management Division	365,000	365,000	4,500	1,500,000	1,135,000
Miscelleanous Receipts	2,101,000	2,101,000	22,163,864		-2,101,000
Application for Export Permits			—		0
Miscellaneous Receipts	3,350,000	3,350,000	896,360	7,400,000	4,050,000
Royalties-Bauxite	450,000,000	622,000,000	348,390,766	500,000,000	-122,000,000

2025/2026 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2023/2024 (‘1)	Estimates 2024/2025 (‘2)	Consol Fund Receipts 2024/2025 (as at Dec- 2024) (‘3)	Estimates 2025/2026 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Royalties-Limestone	12,000,000	12,000,000	20,578,363	30,000,000	18,000,000
Royalties-Marble	—		—	2,500,000	2,500,000
Blasting Inspections	820,000	820,000	282,781	800,000	-20,000

TOTAL- MINISTRY OF AGRICULTURE FISHERIES AND MINING	473,496,000	645,496,000	392,352,634	547,550,000	-97,946,000

MINISTRY OF INDUSTRY INVESTMENT AND COMMERCE
Miscelleanous Receipts	20,000	60,000	310,105	20,000	-40,000
Receipts from sundry and Other Receipt	30,000	60,000	118,054	20,000	-40,000

TOTAL- MINISTRY OF INDUSTRY INVESTMENT AND COMMERCE	50,000	120,000	428,159	40,000	-80,000

OFFICE OF THE GOVERNMENT TRUSTEE
Commission on Dividend Payment	2,157,000	1,559,000	813,110	1,723,452	164,452
Legal fees and charges against the Bankruptcy	3,443,000	3,716,000	—	3,714,000	-2,000
Miscelleanous Receipts				5,000	5,000

TOTAL- OFFICE OF THE GOVERNMENT TRUSTEE	5,600,000	5,275,000	813,110	5,442,452	167,452

OFFICE OF THE SUPERVISOR OF INSOLVENCY
Insolvency Status Verification	3,951,000	4,377,000	3,173,320	5,409,000	1,032,000
Trustee Application Fee	20,000	20,000	40,000	40,000	20,000
Trustee Licence Fee	30,000	30,000	150,000	60,000	30,000
Trustee License Renewal	13,000	13,000	—	13,000	0
Miscellaneous Receipts	10,000	10,000	1,350	5,000	-5,000

TOTAL-OFFICE OF THE SUPERVISOR OF INSOLVENCY	4,024,000	4,450,000	3,364,670	5,527,000	1,077,000

TRADE BOARD
Certification Fees	—	5,489,800	3,440,050	5,693,000	203,200
Dealers Registration / Licensing Fees	5,449,000	—	5,213,227	—	0
Scrap Metal	2,282,123	1,877,300	1,677,837	1,889,520	12,220
Car Dealers Registration	66,861,000	71,261,000	30,895,795	73,845,680	2,584,680
Collateral Letter	2,898,000	4,453,725	2,381,750	4,498,262	44,537
Letter of Transfer	910,800	176,000	359,000	330,000	154,000
Miscellaneous Receipts	44,363,626	44,363,626	2,603,101	54,717,465	10,353,839

TOTAL- TRADE BOARD	122,764,549	127,621,451	46,570,759	140,973,927	13,352,476

DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES
Amendment to Rules Fees	20,000	12,000	4,000	12,000	0
Registration Fees - Cooperative & Friendly Society	48,000	2,448,000	530,500	2,080,000	-368,000
Registration of Special Resolution	—		—		0
Arbitration	8,000	3,000	20,000	5,000	2,000
Training	90,000	90,000	4,500	81,000	-9,000
Registration of change in office to include registration of Branch Office with IP Societies			—		0
Annual Fees for IP Societies	500,000	600,000	73,000	600,000	0
Miscellaneous Receipts	100,000	135,000	24,920	130,000	-5,000

TOTAL- DEPARTMENT OF COOPERATIVE AND FRIENDLY SOCIETIES	766,000	3,288,000	656,920	2,908,000	-380,000

JAMAICA INTELLECTUAL PROPERTY OFFICE
Fees for Registration of Trademark	97,225,300	127,242,100	117,238,753	116,390,400	-10,851,700
Patent fees	600,000	—	1,972,148	900,000	900,000
Utility Models	50,000	—	20,000	50,000	50,000
Design Fees	435,000	435,000	533,000	515,000	80,000
Search Fees	756,000	840,000	15,008,050	887,200	47,200
Trade Mark Journal			679,000	1,058,400	1,058,400
Trade Mark Publication	8,192,000	8,192,000	5,373,000	7,816,000	-376,000
Geographical Indication Registration	30,000	30,000	50,000	40,000	10,000
Copyright-GDA Registration	360,000		636,650	450,000	450,000
Madrid Treaty Registration	—	8,792,000	132,000	26,690,000	17,898,000
Patent Corporation Treaty Registration	—		—		0

2025/2026 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2023/2024 (‘1)	Estimates 2024/2025 (‘2)	Consol Fund Receipts 2024/2025 (as at Dec- 2024) (‘3)	Estimates 2025/2026 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE
Miscellaneous receipts	—		—	—	0

TOTAL- JAMAICA INTELLECTUAL PROPERTY OFFICE	107,648,300	145,531,100	141,642,601	154,797,000	9,265,900

MINISTRY OF SCIENCE ENERGY TELECOMMUNICATION AND TRANSPORT
Fees- Electric Lighting Act	16,309,000	18,692,000	131,423	15,911,000	-2,781,000
Fees -rental of property Fee Maintenance of Property	24,461,251	117,048,000	—	195,228,000
Fees-Petroleum Licencing	371,000	40,153,000	434,604	22,708,000
Fee Maintenace of Property	77,886,201	158,664,000	—
Miscelleanous Receipts	593,600	480,000	2,008,626	3,077,000	2,597,000
Fees- Electricity Act (GER)			2,574,654	18,170,000
Tender Documents			—
Other Receipts			—
Miscelleanous Receipts			—
Bluefield Guest House			—
On and Off Trailer Plates			—
De- earmarked - Civil Aviation Authority	6,603,862,000	7,708,875,954	5,590,426,887	8,148,000,000

TOTAL-MINISTRY OF SCIENCE ENERGY TELECOMMUNICATION AND TRANSPORT	6,723,483,052	8,043,912,954	5,595,576,195	8,403,094,000	-184,000

MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT
Fire Inspection Fees			—
Tender Document Fees		39,000	—		-39,000
Repairs of Fire Hydrants			—		0
Permission to Host events			—		0
Fines			—		0
6% Pension Contribution - Councillors			—		0
Miscellaneous Receipts	69,000	69,000	161,960	459,790	390,790

TOTAL- MINISTRY OF LOCAL GOVERNMENT AND COMMUNITY DEVELOPMENT	69,000	108,000	161,960	459,790	351,790

TOTAL NON TAX REVENUE	65,228,522,021	128,844,580,000	139,877,194,023	139,816,400,000	10,600,722,207

TOTAL RECURRENT REVENUE	889,524,330,457	1,028,077,419,998	729,776,631,405	1,089,310,296,631	60,861,778,840

CAPITAL REVENUE LAND SALES
Crown Property Sales			—		0

TOTAL-LAND SALES	—	—	—	—	0

LOAN REPAYMENTS
Miscellaneous	168,331,257		1,541,708,955	—	0

TOTAL LOAN REPAYMENTS	168,331,257	—	1,541,708,955	—	0

EXTRAORDINARY RECEIPTS					0
Miscelleanous	—		—		0
PCDF Other Inflow	15,826,200,000	14,502,700,000	13,603,157,455	4,946,000,000	-9,556,700,000
Proceeds from Divestment	—	—	—	—	0

TOTAL-EXTRAORDINARY RECEIPTS	15,826,200,000	14,502,700,000	13,603,157,455	4,946,000,000	-9,556,700,000

TOTAL CAPITAL REVENUE	15,994,531,257	14,502,700,000	15,144,866,411	4,946,000,000	-9,556,700,000

GRANTS TRANSFER FROM CAPITAL DEVELOPMENT FUND
Transfer to Current Account	1,283,400,000	887,500,000	—	812,000,000	-75,500,000
Transfers in lieu of Income Tax from Alumina Producers			—		0
Others			—		0

TOTAL- TRANSFER TO CAPITAL ACCOUNT	1,283,400,000	887,500,000	—	812,000,000	0

2025/2026 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2023/2024 (‘1)	Estimates 2024/2025 (‘2)	Consol Fund Receipts 2024/2025 (as at Dec- 2024) (‘3)	Estimates 2025/2026 (‘4)	Budget Increase(+) / Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
TAX REVENUE EXTERNAL GRANTS
European Union			401,069,625
Miscelleanous Grants		—	11,255,491	—	0
Other Grants	6,591,107,000	4,629,700,000	2,652,516,085	5,960,800,000	1,331,100,000

TOTAL EXTERNAL GRANTS	6,591,107,000	4,629,700,000	3,064,841,202	5,960,800,000	1,331,100,000

TOTAL GRANTS	7,874,507,000	5,517,200,000	3,064,841,202	6,772,800,000	1,331,100,000

EXTERNAL LOANS
Multilateral
Loans to be raised under Act 39 of 1964
World Bank Loans		53,588,200,000	—		-53,588,200,000
Inter-American Development Bank	—		381,411,000
USAID			—		0
Caribbean Development Bank			615,338,000		0
European Union			255,724,000
World Bank/IDB			1,533,159,000		0
IFID			—		0
OECF/USAID			—
OPEC			—		0
OECF			—		0
IMF		40,675,900,000	40,629,668,591		-40,675,900,000
IBRD	60,330,794,766		1,085,723,000		0
Other	—		—		0

Total Multilateral Loans	60,330,794,766	94,264,100,000	44,501,023,591	—	-94,264,100,000

Bilateral
Government of China			—
Government of Germany			—
JBIC			—
Kuwait			—
Saudi			—
PL480			—
Other			—
Other Loans
Capital Market			—
Other	17,066,369,000	8,176,300,000	—	68,367,000,000

Total Bilateral Loans	17,066,369,000	8,176,300,000	—	68,367,000,000	0

TOTAL-EXTERNAL LOANS	77,397,163,766	102,440,400,000	44,501,023,591	68,367,000,000	-94,264,100,000

DOMESTIC LOANS
Local Commercial Banking Sector			—
Benchmark Notes & Treasury Bills	62,075,307,000	89,000,000,000	57,121,612,169	90,074,900,000	1,074,900,000
Indexed Bonds & US$ Loans			—		0
other (surrenderable)			—		0

TOTAL- DOMESTIC LOANS	62,075,307,000	89,000,000,000	57,121,612,169	90,074,900,000	1,074,900,000

TOTAL LOANS	139,472,470,766	191,440,400,000	101,622,635,760	158,441,900,000	-93,189,200,000

RECURRENT REVENUE
Tax Revenue	824,295,808,436	899,232,839,998	589,899,437,382	949,493,896,631	50,261,056,633
Non Tax Revenue	65,228,522,021	128,844,580,000	139,877,194,023	139,816,400,000	10,971,820,000
CAPITAL REVENUE	15,994,531,257	14,502,700,000	15,144,866,411	4,946,000,000	-9,556,700,000
GRANTS
Transfer from Capital Development Fund	1,283,400,000	887,500,000	—	812,000,000	-75,500,000
External Grants	6,591,107,000	4,629,700,000	3,064,841,202	5,960,800,000	1,331,100,000
LOANS					0
External Loans	77,397,163,766	102,440,400,000	44,501,023,591	68,367,000,000	-34,073,400,000
Domestic Loans	62,075,307,000	89,000,000,000	57,121,612,169	90,074,900,000	1,074,900,000

TOTAL	1,052,865,839,480	1,239,537,719,998	849,608,974,777	1,259,470,996,631	19,933,276,633

2025-2026 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2025-2026

RECURRENT

REVENUE

Estimates,
2025/2026
I RECURRENT REVENUE
Customs	74,163,837,074
Income Tax	339,504,171,904
Stamp Duties	11,341,060,316
Motor Vehicle Licences(Motor Vehicle Act)	5,460,841,959
Other Licences	689,211,682
Travel Tax	29,266,614,390
Betting, Gaming and Lotteries-Duties, Fees and Levies	10,933,275,410
Education Tax	55,162,394,889
Contractors Levy	2,997,987,719
General Consumption Tax	305,472,176,968
Special Consumption Tax	100,404,354,027
Environmental Levy	7,050,920,580
Telephone Call Tax	2,730,122,513
Guest Accomodation Room Tax	3,316,739,864
Minimum Business Tax	—
Quarry Tax	240,044,359
Import Licences-Trade Board	363,645,487
Telecommunication Licences	396,497,488
TOTAL TAX REVENUE	949,493,896,631
NON-TAX REVENUE	139,816,400,000
SUBTOTAL NON TAX REVENUE	139,816,400,000
TRANSFERS FROM CAPITAL DEVELOPMENT FUND	812,000,000
TOTAL RECURRENT REVENUE	1,090,122,296,631

EXPENDITURE

Estimates,
2025/2026
RECURRENT EXPENDITURE
His Excellency the Governor-General and Staff	636,591,000
Houses of Parliament	2,549,830,000
Office of the Public Defender	356,717,000
Auditor General	1,458,155,000
Office of the Services Commissions	584,538,000
Office of the Children’s Advocate	434,480,000
Independent Commission of Investigations	1,070,333,000
Integrity Commission	1,991,801,000
Independent Fiscal Commission	448,491,000
Office of the Prime Minister	21,223,331,000
Office of the Cabinet	1,135,859,000
Ministry of Tourism	16,126,098,000
Ministry of Economic Growth & Job Creation	42,143,901,000
Ministry of Finance and Public Service	510,292,841,000
Ministry of National Security	160,850,235,000
Ministry of Legal & Constitutional Affairs	1,598,736,000
Ministry of Justice	21,010,402,000
Ministry of Foreign Affairs and Foreign Trade	7,515,278,000
Ministry of Labour and Social Security	21,338,020,000
Ministry of Education, Skills, Youth and Information	184,524,671,000
Ministry of Health and Wellness	156,292,966,000
Ministry of Culture, Gender, Entertainment and Sport	7,269,537,000
Ministry of Agriculture and Fisheries and Mining	18,570,409,000
Ministry of Industry, Investment and Commerce	8,752,259,000
Ministry of Science, Energy and Telecommunications and Transport	30,873,792,000
Ministry of Local Government and Community Development	27,537,524,000
GROSS TOTAL	1,246,586,795,000
Less Appropriations-In-Aid	49,133,377,000
TOTAL RECURRENT EXPENDITURE	1,197,453,418,000

2025-2026 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2025-2026

CAPITAL

REVENUE

Estimates,
2025/2026
CAPITAL REVENUE
Land Sales	—
Loan Repayments	—
Extraordinary Receipts: Miscelleanous	4,946,000,000
Subt Total Capital Revenue	4,946,000,000
External Loans
(A) Multilateral
World Bank Loans	—
Inter-American Development Bank	—
USAID	—
Caribbean Development Bank	—
European Union	—
World Bank/IDB	—
IFID	—
OECF/USAID	—
OPEC	—
OECF	—
IMF	—
IBRD	—
Other	—
Total Multilateral	—
(B) Bilateral
Government of China	—
Government of Germany	—
JBIC	—
Kuwait	—
Saudi	—
PL480	—
Other	68,367,000,000
Total Bilateral	68,367,000,000
(C ) Capital Market
Total External Loans	68,367,000,000
Domestic Loans
(D) Benchmark Notes & Treasury Bills	90,074,900,000
(E) Other
Total Domestic Loan	90,074,900,000
Total External and Domestic Loans	158,441,900,000

EXPENDITURE

Estimates,
2025/2026
CAPITAL EXPENDITURE
Office of the Prime Minister	4,574,003,000
Ministry of Economic Growth & Job Creation	30,552,096,000
Ministry of Finance and Public Service	2,643,535,000
Ministry of National Security	1,836,580,000
Ministry of Justice	195,681,000
Ministry of Labour and Social Security	135,000,000
Ministry of Education, Skills,Youth and Information	4,243,236,000
Ministry of Health and Wellness	10,182,696,000
Ministry of Agriculture and Fisheries and Mining	3,720,116,000
Ministry of Science, Energy and Telecommunications and Transport	4,512,617,000
GROSS TOTAL	62,595,560,000
Less Appropriations-In-Aid
TOTAL CAPITAL EXPENDITURE	62,595,560,000

2025-2026 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2025-2026

SUMMARY

REVENUE

Tax and Non Tax Revenue	1,089,310,296,631
Capital Revenue	4,946,000,000
Transfer from Capital Development Fund	812,000,000
Loan Funds ( Raised and to be Raised)	158,441,900,000
Grants	5,960,800,000

TOTAL RECEIPTS	1,259,470,996,631

EXPENDITURE

Recurrent Estimates	1,197,453,418,000
Capital Estimates	62,595,560,000
TOTAL EXPENDITURE	1,260,048,978,000

2025-2026 JAMAICA BUDGET

STATEMENT IV

Statement of the Financing of the Estimates of Expenditure for the Year 2025-2026

Recurrent Revenue

Taxation Revenue	949,493,896,630.78
Non-Tax Revenue	139,816,400,000.00
Transfer from the Capital Development Fund	812,000,000.00
Grants	5,960,800,000.00
TOTAL	1,096,083,096,630.78
Current Account Surplus
Capital Revenue	4,946,000,000.00
Loan Funds
(A) External Loans
(i) Multilateral	—
(ii) Bilateral	68,367,000,000.00
(iii) Other
Total External Loans	68,367,000,000.00
(B) Domestic Loans	90,074,900,000.00
TOTAL LOAN FUNDS	158,441,900,000.00
TOTAL	1,259,470,996,631

Recurrent Expenditure

Consolidated Fund Charges	374,907,307,000
Voted Expenditure	822,546,111,000
Current Account Surplus
TOTAL	1,197,453,418,000

CAPITAL EXPENDITURE

Consolidated Fund Charges
Voted Expenditure	62,595,560,000
Deficit / Surplus
TOTAL	1,260,048,978,000

2025-2026 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
01000	His Excellency the Governor- General and Staff	Emoluments of the Governor-General and his personal staff as well as general expenditure affiliated to the office of the Governor-General	467,038,000.0	Section 12 of the Governor-General (Expenditure, Personal Staff, Tax Exemptions and Pensions) Act.
02000	Houses of Parliament	Salaries and Allowances of the Clerk and Deputy Clerk of the Senate and the House of Representatives.	22,667,000.0	Section 47 (8) of the Constitution of Jamaica.
03000	Office of the Public Defender	Salary and Allowances of the Public Defender.	27,251,000.0	Section 9 of the Public Defender Interim Act 33/1999
05000	Auditor General	Salary of the Auditor General	23,513,000.0	Section 120–122 of the Constitution of Jamaica; Section 25–36 of the Financial Administration and Audit Act.
06000	Office of the Services Commissions	Salaries and Allowances of the Chairman and members of the Public Service Commissions.	65,500,000.0	Section 124 (8) of the Constitution of Jamaica.
07000	Office of the Children’s Advocate	Salary of the Children’s Advocate	27,483,000.0	The Child Care and Protection Act, First Schedule
08000	Independent Commission of Investigations	Salary of the Commissioner	27,394,000.0	The Independent Commission of Investigations Act, First Schedule
09000	Integrity Commission	Salaries and Allowances for the Commissioners of the Integrity Commission	42,000,000.0	Section 22 of the Integrity Commission Act
10000	Independent Fiscal Commission	Salary of the Commissioner	19,379,000.0	Section 8 of the Independent Fiscal Commission Act
20017	Public Debt Servicing (Amortisation)	Payment for the amortisation of loans raised by the Government of Jamaica.	162,746,218,000.0	Section 119 of the Constitution of Jamaica
20018	Public Debt Servicing (Interest Payments)	Payment of interest, service charges and commitment fees in respect of the public debt of Jamaica.	177,532,544,000.0	Section 119 of the Constitution of Jamaica.
20019	Pensions	Public Officers Pensions, Gratuities and Monthly Allowances granted in pursuance of the provisions of the Pensions Act.	10,928,351,000.0	Section 4 of the Pensions Act.
		Jamaica Defence Force Pension	3,900,000,000.0	Defence (Retired, Pay Pensions and other Grants) Regulation, 1962
		Payment of Pensions and Gratuities to Teachers in accordance with the Pensions Act	10,400,000,000.0	The Pensions (Teachers) Act.
		Payment of Pensions, Gratuities or other allowances to Sub-Officers and Constables of the Police Force in accordance with the Constabulary Force Act	5,303,915,000.0	Constabulary Force Act.
		Payment of retiring allowances, Widows’ allowances or gratuity to legislators in accordance with the provisions of the Retiring Allowance (Legislative Service) Act, and/or The Pensions (Prime Minister) Act.	300,600,000.0	Section 12 of the Retiring Allowances (Legislative Service) Act and Section 7 of the Pensions (Prime Minister) Act.

2025-2026 JAMAICA BUDGET

STATEMENT V

STATEMENT OF STATUTORY EXPENDITURE CHARGED

TO THE CONSOLIDATED FUND

Head No.	Head of Estimates	Particulars of Service	Amount	Statutory Authority
		Refund of Family Benefits Contributions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	680,000,000.0	Section 10 of the Pensions (Civil Service Family Benefits) Act.
		Payment of Pensions in accordance with the Provisions of the Pensions (Civil Service Family Benefits) Act.	31,307,000.0	Pensions (Civil Service Family Benefits) Act.
		Payment of Pensions to retired Parish Councillors and/or their widows in accordance with the provisions of the Retiring Allowances (Parish Councillors) Act	170,000,000.0	Parish Councillors Act 2005
		Payment of Pensions to the retired members of the Electoral Commission and their widows	68,313,000.0	The Pensions Act
		Payment of Pensions to the retired Ombudsmen and their widows.	11,200,000.0	The Ombudsman Act
		Governor-General’s Pension	40,800,000.0	Governor General Act
		Payment of Pensions to the retired Contractor General and his widow in accordance with the Contractor General Act.	16,800,000.0	The Contractor General Act
		Jamaica Agricultural Society Pensions	6,000,000.0	Provident Fund Act
		Payment of Pensions to the former employees, Jamaica Railway Corporation.	251,066,000.0	Jamaica Railway Corporation (Pensions) Regulations
		Total Pensions	32,108,352,000.0

28025	Director of Public Prosecutions	Payment of Salary to the Director of Public Prosecutions	21,070,000.0	Section 95 (2) of the Constitution of Jamaica
28058	Judiciary	Payment of Salaries to the Judges of the Court of Appeal and the Supreme Court	1,776,898,000.0	Section 107 (1) of the Constitution of Jamaica
		Total	374,907,307,000.0

DISCLOSURE NOTE

Revenue Estimates ‘(in millions of dollars)

ITEM	Original Budget 2024/25 (1)	Third Supplementary Estimates 2024/25 (2)	Budget Increase (+)/ Decrease (-) 2024/25 [(2-1)]
REVENUE & GRANTS	1,033,594.62	1,076,686.06	43,091.44
TAX REVENUE	899,232.84	896,957.80	-2,275.04
Income and profits	300,259.13	310,148.33	9,889.20
Bauxite/alumina	1,118.04	936.00	-182.04
Other companies	120,262.33	112,136.45	-8,125.88
PAYE	129,152.72	145,606.90	16,454.18
Tax on dividend	4,757.20	3,719.83	-1,037.37
Other individuals	8,716.58	9,877.86	1,161.28
Tax on interest	36,252.30	37,871.30	1,619.00
Production and consumption	289,614.53	280,301.22	-9,313.31
MBT	—	50.76	50.76
SCT	24,832.93	22,775.91	-2,057.02
Environmental Levy	862.35	953.68	91.33
Motor vehicle licenses	5,496.29	5,343.29	-153.00
Other licenses	2,621.48	2,848.76	227.28
Quarry Tax	91.59	234.88	143.28
Betting, gaming and lottery	10,179.73	8,713.98	-1,465.75
Accommodation Tax	3,979.39	3,252.99	-726.40
Education Tax	53,620.79	54,801.04	1,180.25
Telephone Call Tax	3,199.38	2,671.35	-528.02
Contractors levy	3,137.83	2,758.00	-379.83
GCT (Local)	172,902.53	168,273.90	-4,628.64
Stamp Duty (Local)	8,690.25	7,622.70	-1,067.56
International Trade	309,359.18	306,508.24	-2,850.94
Custom Duty	65,257.06	66,734.86	1,477.79
Stamp Duty	4,451.45	4,377.15	-74.30
Travel Tax	34,138.67	29,238.84	-4,899.83
GCT (Imports)	125,459.63	126,649.20	1,189.57
SCT (imports)	74,217.20	73,918.11	-299.08
Environmental Levy	5,835.16	5,590.08	-245.08
NON-TAX REVENUE	128,844.58	174,017.23	45,172.65
BAUXITE LEVY	887.50	—	-887.50
CAPITAL REVENUE	—	—	—
GRANTS	4,629.70	5,711.04	1,081.34

Corrigendum to the Revenue Estimates FY2025/26

2025/2026 JAMAICA BUDGET

STATEMENT II

DETAILS OF REVENUE AND LOAN RECEIPTS

REVENUE ITEM DESCRIPTION	Consolidated Fund Receipts 2023/2024 (1)	Estimates 2024/2025 (2)	Consolidated Fund Receipts 2024/2025 (as at Dec-2024) (3)	Estimates 2025/2026 (4)	Budget Increase (+)/ Decrease (-) [(4)-(2)]
	J$	J$	J$	J$	J$
EXTERNAL LOANS
Multilateral
Loans to be raised under Act 39 of 1964
World Bank Loans		53,588,200,000	—		-53,588,200,000
Inter-American Development Bank	—		381,411,000
USAID			—		0
Caribbean Development Bank			615,338,000		0
European Union			255,724,000
World Bank/IDB			1,533,159,000	58,605,630,000	58,605,630,000
IFID			—		0
OECF/USAID			—
OPEC			—		0
OECF			—		0
IMF		40,675,900,000	40,629,668,591		-40,675,900,000
IBRD	60,330,794,766		1,085,723,000		0
Other	—		—		0

Total Multilateral Loans	60,330,794,766	94,264,100,000	44,501,023,591	58,605,630,000	-35,658,470,000

Bilateral
Government of China			—
Government of Germany			—
JBIC			—
Kuwait			—
Saudi			—
PL480			—
Other			—

Total Bilateral Loans

Other Loans
			—
Other	17,066,369,000	8,176,300,000	—	9,761,370,000

Total Other Loans	17,066,369,000	8,176,300,000	—	9,761,370,000	0

TOTAL-EXTERNAL LOANS	77,397,163,766	102,440,400,000	44,501,023,591	68,367,000,000	-35,658,470,000

Corrigendum to the Revenue Estimates FY2025/26

2025/2026 JAMAICA BUDGET

STATEMENT III

Summary of Revenue Estimates and Estimates of Expenditure for the Year 2025-2026

Estimates,
2025/2026
CAPITAL REVENUE
Land Sales	—
Loan Repayments	—
Extraordinary Receipts: Miscellaneous	4,946,000,000
Subtotal Total Capital Revenue	4,946,000,000
External Loans
(A) Multilateral
World Bank Loans	—
Inter-American Development Bank	—
USAID	—
Caribbean Development Bank	—
European Union	—
World Bank/IDB	58,605,630,000
IFID	—
OECF/USAID	—
OPEC	—
OECF	—
IMF	—
IBRD	—
Other	—
Total Multilateral	58,605,630,000
(B) Bilateral
Government of China	—
Government of Germany	—
JBIC	—
Kuwait	—
Saudi	—
PL480	—
Other
Total Bilateral
(C) Other Loans	9,761,370,000
Total External Loans	68,367,000,000
Domestic Loans
(D) Benchmark Notes & Treasury Bills	90,074,900,000
(E) Other
Total Domestic Loan	90,074,900,000
Total External and Domestic Loans	158,441,900,000

Estimates,
2025/2026
CAPITAL EXPENDITURE
Office of the Prime Minister	4,574,003,000
Ministry of Economic Growth & Job Creation	30,552,096,000
Ministry of Finance and Public Service	2,643,535,000
Ministry of National Security	1,836,580,000
Ministry of Justice	195,681,000
Ministry of Labour and Social Security	135,000,000
Ministry of Education, Skills, Youth and Information	4,243,236,000
Ministry of Health and Wellness	10,182,696,000
Ministry of Agriculture and Fisheries and Mining	3,720,116,000
Ministry of Science, Energy and Telecommunications and Transport	4,512,617,000
GROSS TOTAL	62,595,560,000
Less Appropriations-In-Aid
TOTAL CAPITAL EXPENDITURE	62,595,560,000

Corrigendum to the Revenue Estimates FY2025/26

2025/2026 JAMAICA BUDGET

STATEMENT IV

Statement of the Financing of the Estimates of Expenditure for the Year 2025-2026

RECURRENT REVENUE

Taxation Revenue	949,493,896,631
Non-Tax Revenue	139,816,400,000
Transfer from the Capital Development Fund	812,000,000
Grants	5,960,800,00
TOTAL	1,096,083,096,631

Current Account Surplus
Capital Revenue	4,946,000,000
Loan Funds
(A) External Loans
(i) Multilateral	58,605,630,000
(ii) Bilateral
(iii) Other	9,761,370,000
Total External Loans	68,367,000,000
(B) Domestic Loans	90,074,900,000
TOTAL LOAN FUNDS	158,441,900,000
TOTAL	1,259,470,996,631

RECURRENT EXPENDITURE

Consolidated Fund Charges	374,907,307,000
Voted Expenditure	822,546,111,000
Current Account Surplus
TOTAL	1,197,453,418,000

CAPITAL EXPENDITURE

Consolidated Fund Charges
Voted Expenditure	62,595,560,000
Deficit/Surplus
TOTAL	1,260,048,978,000

Corrigendum to the Revenue Estimates FY2025/26

1. Page 8 (STATEMENT II - Details of Revenue and Loan Receipts)

External Loans

Under Multi-lateral Loans

(i) The amounts corresponding to World Bank/IDB in the fifth and sixth columns (from left) have been changed to $58,605,630,000.

(ii) The amounts corresponding to Total Multi-lateral Loans in the fifth and sixth columns (from left) have been changed to $58,605,630,000 and -$35,658,470,000, respectively.

(iii) The amount corresponding to Total External Loans in the sixth column (from left) has been changed to -$35,658,470,000.

2. Page 10 (STATEMENT III - Summary of Revenue Estimates and Estimates of Expenditure for the Year 2025-2026)

External Loans

Under (A) Multi-lateral Loans

(i) The amount corresponding to World Bank/IDB has been changed to $58,605,630,000.

(ii) The amount corresponding to Total Multi-lateral Loans has been changed to $58,605,630,000.

Under (B) Bi-lateral Loans

(i) The amount corresponding to Other has been removed.

Item (C) has been relabeled Other Loans and the corresponding amount changed to $9,761,370,000.

2. Page 12 (STATEMENT IV - Statement of the Financing of the Estimates of Expenditure for the Year 2025-2026)

(A) External Loans

(i) The amount corresponding to (i) Multi-lateral has been changed to $58,605,630,000.

(ii) The amount corresponding to (ii) Bi-lateral has been removed.

(iii) The amount corresponding to (iii) Other has been changed to $9,761,370,000.

Government of Jamaica

Financial Statements of the Consolidated Fund

Year ended March 31, 2025

For Presentation to the Houses of Parliament

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Year Ended March 31, 2025

Table of Contents

FOREWORD	22

STATEMENT OF RESPONSIBILITY	22

BASIS OF PREPARATION	22

STATEMENT OF COMPLIANCE	22

ACCOUNTING CONVENTION	23

REPORTING AND BUDGET PERIOD	23

REPORTING CURRENCY	23

SIGNIFICANT ACCOUNTING POLICIES	23

FOREIGN CURRENCY	23

PERFORMANCE ANALYSIS	24

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2025	26

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report	27

Figure 3 – Capital Issues from the Consolidated Fund Year Ended March 31, 2025	28

Figure 4 – Recurrent Issues from the Consolidated Fund Year Ended March 31, 2025	29

Statement I - Receipts and Payments of the Consolidated Fund	30

Statement II - Statement of Financing	32

Statement III - Statement of Receipts of the Consolidated Fund Compared with Estimates	33

Statement IV - Statement of Expenditure of the Consolidated Fund Compared with Estimates	35

Statement V - Statement of Consolidated Fund Balances	37

Statement VI - Statement of Cash Flows	38

Statement VII - Statement of Transfers from the Capital Development Fund	39

Statement VIII - Contingencies Fund	40

Statement IX - Local (Internal) and Foreign (External) Debt	41

Notes to the Financial Statements	43

FOREWORD

Section 114 of the Jamaica Constitution gives the authority for the establishment of a Consolidated Fund into which shall be paid all revenues of Jamaica. Section 15 (2) of the Financial Administration and Audit (FAA) Act indicates that the Accountant General shall be the custodian of the Consolidated Fund.

The Consolidated Fund Principal Bank Account

This is the primary account to which government revenue is deposited and from which expenditure is withdrawn. Withdrawals from this account are made on the authority of a Warrant against the approved budget and all withdrawals must be authenticated by the Auditor General. The Consolidated Fund Principal Bank Account is domiciled at the Bank of Jamaica (BOJ) and is denominated in both Jamaican and United States Dollars.

The Accountant General’s Department has the responsibility for the management of Government’s cash resources through the Central Treasury Management System (CTMS). The CTMS is a set of processes and procedures, supported by automation, which enables the efficient management of the cash functions and resources of the Government.

STATEMENT OF RESPONSIBILITY

Under Section 15 (4) of the Financial Administration and Audit (FAA) Act, the Accountant General is responsible for submitting to the Minister, the statements of account on the financial position of the Consolidated Fund as prescribed in Section 24G of the Act.

The Financial Statements of the Consolidated Fund of Jamaica for the year ended March 31, 2025, have been prepared by the Accountant General and are being submitted to the Minister for tabling.

BASIS OF PREPARATION

The Financial Statements have been prepared by consolidating the records of all receipts and payments through the Consolidated Fund in accordance with the approved budget for the year ended March 31, 2025.

STATEMENT OF COMPLIANCE

The Financial Statements have been prepared in accordance with the Financial Administration and Audit (FAA) Act and relevant Regulations.

ACCOUNTING CONVENTION

These Financial Statements have been prepared in accordance with the Government of Jamaica’s (GOJ’s) cash basis of accounting, which recognizes transactions and events only when cash is received or paid by the Accountant General’s Department. The Department continues to take active steps for the adoption of Cash Basis International Public Sector Accounting Standards (IPSAS) for the Financial Statements of the Consolidated Fund.

REPORTING AND BUDGET PERIOD

The reporting and budget period of these Financial Statements is the financial year ended March 31, 2025, with comparative data for the year ended March 31, 2024.

REPORTING CURRENCY

The functional and reporting currency of these Financial Statements is the Jamaican dollar (J$).

SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue, which includes Government-to-Government transfers, is recognized at the time that money is received in the Consolidated Fund. Revenue is recognized on a gross basis and any transaction costs are separately recorded. All receipts are recorded when received, regardless of the period to which the transaction relates.

Expenditure Recognition

Expenditure is recognized as Warrant issues; these represent monies transferred from the Consolidated Fund.

FOREIGN CURRENCY

Foreign currency transactions are recorded at the prevailing rates of exchange at the date of the transaction, as advised by the BOJ. Cash balances of the Consolidated Fund Accounts held in foreign currency are reported using the BOJ weighted average rate at the reporting date.

PERFORMANCE ANALYSIS

Actual Issues of Revenue and Expenditure of the Consolidated Fund compared with Revenue and Expenditure Estimates

	Revised Estimates 2025 J$’000	Actual 2025 J$’000	Actual vs. Budget 2025%	Revised Estimates 2024 J$’000	Actual 2024 J$’000	Actual vs. Budget 2024%
Receipts	1,343,672,292	1,334,769,541	-1%	1,176,242,291	1,157,068,972	-2%
Tax Revenue	896,957,800	879,088,987	-2%	856,372,354	827,438,652	-4%
Non-Tax Revenue	174,017,227	170,224,035	-2%	82,395,097	83,780,778	2%
Capital Transfer	0	0	0%	1,342,431	0	-100%
Domestic Loans	178,485,900	182,443,633	2%	62,075,307	57,851,950	-7.1%
Capital	21,256,865	22,900,280	8%	29,680,243	32,166,303	7.7%
External Loans	72,954,500	69,577,776	-5%	144,376,859	140,202,370	3%
Other	0	10,534,830	100%	0	15,628,919	100%
Payments	1,386,022,984	1,360,373,424	-2%	1,091,838,076	1,082,993,404	-0.81%
Statutory Recurrent	534,124,979	516,788,106	-3%	343,084,242	342,268,706	-0.24%
Recurrent	790,161,756	785,419,588	-0.60%	689,726,521	684,500,774	-0.76%
Capital	61,736,249	58,165,730	-6%	59,027,313	56,223,924	-5%

Receipts

Actual funds transferred to the Consolidated Fund represent 99% of revenue for the financial year. Taxation remains the largest contributor to total revenue and accounted for 66% of total receipts, followed by domestic loans and non-tax revenue, which accounted for 14% and 13%, respectively.

Payments

Payments represent Warrants issued from the Consolidated Fund. The largest category of Warrant Issues was for recurrent expenditure which accounted for 58% followed by statutory recurrent expenditure with 38%.

Actual Warrant Issues totaled $1,360 billion compared with the Estimates of $1,386 billion.

Comparative Performance

Receipts

Receipts lodged to the Consolidated Fund increased by $177 billion (15%) when compared with the 2023/24 financial year. This was mainly due to increased cash inflows during the reporting period.

Payments

There was an increase in the issues made from the Consolidated Fund by $277 billion (26%) in comparison with the 2023/24 financial year.

Graphical Presentations of Receipts and Payments of the Consolidated Fund

Figure 1 – GOJ Consolidated Fund Receipts by Tax Types as at March 31, 2025

Figure 2 – GOJ Consolidated Fund Receipts Year on Year Comparative Report

Figure 3 – Capital Issues from the Consolidated Fund year ended March 31, 2025

Figure 4 – Recurrent Issues from the Consolidated Fund year ended March 31, 2025

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement I - Receipts and Payments of the Consolidated Fund

Year Ended March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2025 J$’000	2024 J$’000
RECEIPTS
RECURRENT REVENUE
Taxation Revenue		879,088,987	827,438,652
Non-Tax Revenue		170,224,035	83,780,778

		1,049,313,022	911,219,430
CAPITAL REVENUE
Loans		1,963,083	2,452,250
Extraordinary Receipts (incl. Grants)		6,002,505	8,137,501
Other Grants: Petrocaribe Development Fund		14,934,692	21,576,552

		22,900,280	32,166,303
DOMESTIC LOANS
Benchmark Notes		160,771,766	36,276,333
EXTERNAL LOANS
Multilateral		69,577,776	135,567,210
Bilateral		0	4,635,160

		69,577,776	140,202,370
OTHER RECEIPTS
Unrealized Foreign Exchange Gains		2,145,147	967,411
Treasury Bill Issued		21,671,867	21,575,617
Surrender Balance		10,534,830	15,628,919
Other		2	12,918
Cash Balance as at April 1	1.1	125,610,255	50,567,421

		159,962,101	88,752,286

Total		1,462,524,945	1,208,616,722

Statement I - Receipts and Payments of the Consolidated Fund (Cont’d)

	Notes	2025 J$’000	2024 J$’000
RECURRENT EXPENDITURE
Statutory Expenditure		516,788,106	342,268,706
Voted Expenditure		785,419,588	684,500,774

		1,302,207,694	1,026,769,480
CAPITAL EXPENDITURE
Voted Expenditure		58,165,730	56,223,924

		58,165,730	56,223,924
OTHER PAYMENTS
Other Payments		20,439	13,050
Refund from Consolidated Fund/Central
Payment Account	1.3	29	13
Cash Balance as at March 31	1.2	102,131,053	125,610,255

		102,151,521	125,623,318

Total		1,462,524,945	1,208,616,722

Anya Jones, FCCA

Accountant General

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement II - Statement of Financing

Year Ended March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2025 $’000	2024 $’000
RECURRENT ACCOUNT
Recurrent Revenue		1,049,313,022	911,219,430
Recurrent Expenditure		(1,302,207,694)	(1,026,769,480)

		(252,894,672)	(115,550,050)
Miscellaneous Charges		(2)	(13,050)
Balances Surrendered		10,534,830	15,628,919

(Deficit)/Surplus		(242,359,844)	(99,934,181)

CAPITAL ACCOUNT
Capital Revenue		22,900,280	32,166,303
Capital Expenditure		(58,165,730)	(56,223,924)

Deficit		(35,265,450)	(24,057,621)

Net (Deficit)		(277,625,294)	(123,991,802)
Net Treasury Bills Issued		21,671,867	21,575,617

Financing Requirement		(255,953,427)	(102,416,185)
Financing
Domestic Notes		160,771,766	36,276,333
External Borrowing		69,577,776	140,202,370

		230,349,542	176,478,703

Net Surplus/ (Deficit)	2.1	(25,603,885)	74,062,518
Financed From:
Opening Cash Balance at April 1	1.1	125,610,255	50,567,421
Refund from Consolidated Fund/Central
Payment Account	1.3	(7,956)	(13)
Other		(12,508)	12,918
Unrealized Foreign Exchange Gains		2,145,147	967,411

Closing Cash Balance as at March 31	1.2	102,131,053	125,610,255

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates

Year Ended March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	Revised Estimates 2025 $’000	Receipt 2025 $’000	Revised Estimates 2024 $’000	Receipt 2024 $’000
Tax Revenue:
Customs		66,734,857	66,623,305	63,811,079	62,686,237
Income Tax		310,148,337	306,076,725	289,841,031	274,260,102
Stamp Duties		11,999,847	12,032,291	12,189,167	10,937,186
Motor Vehicle Licences		5,343,290	5,459,075	5,399,145	5,220,807
Other Licences		2,848,759	81,019	2,575,138	233,174
Travel Tax		29,238,839	28,318,794	30,755,544	28,838,773
Betting, Gaming and Lotteries		8,713,977	8,628,342	9,271,131	8,424,550
Education Tax		54,801,037	55,487,960	48,662,392	47,878,060
Contractors Levy		2,757,998	3,249,199	2,876,556	2,784,169
General Consumption Tax		294,923,095	291,251,576	280,607,560	281,015,164
Special Consumption Tax		96,694,023	87,567,626	97,076,509	91,329,503
Environmental Levy		6,543,757	6,353,607	6,388,667	6,288,238
Telephone Call Tax		2,671,353	2,650,317	3,142,806	2,891,806
Guest Accommodation Room Tax		3,252,994	3,454,915	3,630,055	3,448,586
Minimum Business Tax		50,760	97,712	55,601	98,537
Quarry Tax		234,877	220,626	89,973	37,145
Import Licences-Trade Board		0	328,451	0	347,268
Telecommunication Licences		0	1,199,470	0	711,220
Hotel licence Duty		0	7,977	0	8,127

Total Tax Revenue	3.1	896,957,800	879,088,987	856,372,354	827,438,652
Non-Tax Revenue	3.2	174,017,227	170,224,035	82,395,097	83,780,778

TOTAL RECURRENT REVENUE		1,070,975,027	1,049,313,022	938,767,451	911,219,430

Statement III – Statement of Receipts of the Consolidated Fund Compared with Estimates (Cont’d)

	Notes	Revised Estimates 2025 $’000	Receipt 2025 $’000	Revised Estimates 2024 $’000	Receipt 2024 $’000
Capital Revenue
Loan Repayments		0	1,963,083	0	2,452,250
Grants		5,711,065	6,002,505	7,556,431	8,137,501
Other Grants-Petrocaribe Development Fund		15,545,800	14,934,692	22,123,812	21,576,552

Total Capital Revenue	3.3	21,256,865	22,900,280	29,680,243	32,166,303
Capital Transfers		0	0	1,342,431	0

Total Capital and Recurrent Revenue		1,092,231,892	1,072,213,302	969,790,125	943,385,733
LOAN RECEIPTS
External Loans:
Multilateral		72,954,500	69,577,776	144,376,859	135,567,210
Bilateral		0	0	0	4,635,160

Total External Loan Receipts	3.4	72,954,500	69,577,776	144,376,859	140,202,370
Domestic Loans:
Local Commercial Banking Sector:
Benchmark Notes		178,485,900	160,771,766	62,075,307	36,276,333
Treasury Bills		0	21,671,867	0	21,575,617

Total Domestic Loans	3.5	178,485,900	182,443,633	62,075,307	57,851,950

Total Loan Receipts		251,440,400	252,021,409	206,452,166	198,054,320
Surrendered Balances	3.6	0	10,534,830	0	15,628,919

TOTAL REVENUE		1,343,672,292	1,334,769,541	1,176,242,291	1,157,068,972

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IV - Statement of Expenditure Compared with Estimates

Year Ended March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	Revised Estimates 2025 $’000	Issues* 2025 $’000	Revised Estimates 2024 $’000	Issues* 2024 $’000
RECURRENT EXPENDITURE
Statutory Recurrent Expenditure
Public Debt Charges		182,346,841	180,272,914	172,727,667	172,727,667
Public Debt Servicing (Amortization)		317,370,437	302,154,654	138,627,099	138,627,099
Other Statutory Expenditure		34,407,701	34,360,538	31,729,476	30,913,940

Total Statutory Recurrent	4.1	534,124,979	516,788,106	343,084,242	342,268,706
Voted Expenditure
His Excellency the Governor-General & Staff		154,125	141,675	126,150	122,848
Houses of Parliament		2,382,169	2,267,966	2,855,768	2,782,817
Office of the Public Defender		324,291	261,936	338,266	292,607
Auditor General		1,460,403	1,437,409	1,341,772	1,336,105
Office of the Services Commissions		487,914	473,077	472,597	461,782
Office of the Children’s Advocate		411,278	383,541	331,094	320,965
Independent Commission of Investigations		957,542	884,374	794,390	768,615
Integrity Commission		1,785,697	1,717,509	1,491,968	1,404,819
Independent Fiscal Commission		72,797	57,046	3,087	3,087
Office of the Prime Minister		19,579,310	19,380,987	17,182,746	17,046,688
Office of the Cabinet		758,611	756,892	918,738	912,043
Ministry of Tourism		15,677,548	15,677,548	12,707,080	12,707,080
Ministry of Economic Growth and Job Creation		31,570,951	31,570,950	18,995,678	18,958,908
Ministry of Finance and the Public Service		75,839,890	74,850,204	85,305,363	82,054,903
Ministry of National Security		158,808,100	157,839,986	134,022,567	133,857,646
Ministry of Legal and Constitutional Affairs		1,382,464	1,326,515	1,035,340	916,481
Ministry of Justice		15,334,858	14,814,541	11,984,202	11,700,589
Ministry of Foreign Affairs and Foreign Trade		6,696,838	6,696,838	8,449,793	8,449,793

Statement IV - Statement of Expenditure Compared with Estimates (Cont’d)

	Notes	Revised Estimates 2025 $’000	Issues* 2025 $’000	Revised Estimates 2024 $’000	Issues* 2024 $’000
Ministry of Labour and Social Security		20,610,998	20,350,296	16,836,591	16,643,238
Ministry of Education and Youth		199,165,582	199,165,579	168,096,453	168,096,453
Ministry of Health & Wellness		149,313,466	149,313,466	130,857,701	130,855,961
Ministry of Culture, Gender, Entertainment and Sport		6,760,502	6,549,206	5,865,887	5,830,361
Ministry of Agriculture, Fisheries & Mining		17,497,265	17,497,265	13,647,076	13,647,076
Ministry of Industry, Investment & Commerce		7,410,526	7,209,897	6,048,868	6,048,868
Ministry of Science, Energy & Technology		0	0	1,220,106	1,220,106
Ministry of Transport and Mining		0	0	2,861,523	2,861,523
Ministry of Science, Energy, Telecommunications and Transport		27,483,464	26,664,020	19,910,189	19,474,840
Ministry of Local Govt. and Community Development		28,235,167	28,130,865	26,025,528	25,724,572

Total Voted Recurrent	4.2	790,161,756	785,419,588	689,726,521	684,500,774
Total Recurrent		1,324,286,735	1,302,207,694	1,032,810,763	1,026,769,480
Voted Capital Expenditure
Office of the Prime Minister		4,735,167	3,728,997	2,969,993	2,311,928
Ministry of Economic Growth and Job Creation		30,898,210	30,451,827	31,686,453	31,106,580
Ministry of Finance and the Public Service		1,848,949	1,641,119	4,051,336	3,731,746
Ministry of National Security		3,672,537	3,285,551	5,110,400	4,975,304
Ministry of Justice		128,250	128,250	35,000	35,000
Ministry of Labour and Social Security		62,239	0	0	0
Ministry of Education and Youth		1,571,515	1,449,847	768,646	724,874
Ministry of Health & Wellness		6,929,586	5,943,741	6,050,331	5,828,978
Ministry of Agriculture, Fisheries & Mining		4,245,208	4,245,208	5,449,275	4,849,050
Ministry of Industry, Investment and Commerce		315,962	276,431	801,384	769,752
Ministry of Science, Energy and Technology		0	0	10,437	10,437
Ministry of Transport & Mining		0	0	417,894	417,894
Ministry of Science, Energy, Telecommunications & Transport		4,892,756	4,621,452	1,089,799	879,728
Ministry of Local Government and Community Development		2,435,870	2,393,307	586,365	582,653

Total Voted Capital	4.3	61,736,249	58,165,730	59,027,313	56,223,924
Total Capital		61,736,249	58,165,730	59,027,313	56,223,924

Total Issues from the Consolidated Fund		1,386,022,984	1,360,373,424	1,091,838,076	1,082,993,404

* Issues represent “Warrant” amounts transferred from the Consolidated Fund

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement V - Statement of Consolidated Fund Balances

Year Ended March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2025 $’000	2025 $’000	2024 $’000	2024 $’000
GENERAL REVENUE BALANCES
A. RECURRENT REVENUE
Recurrent Revenue		1,049,313,022		911,219,430
Recurrent Expenditure		(1,302,207,694)		(1,026,769,480)

Net Recurrent Revenue			(252,894,672)		(115,550,050)
B. CAPITAL REVENUE
Capital Revenue		22,900,280		32,166,303

C. LOAN FUND BALANCES
(i) Long Term Loans:
(a) External Loans Raised		69,577,776		140,202,370
(b) Internal Loans Raised		160,771,766		36,276,333

		230,349,542		176,478,703

Capital Revenue & Loan Fund Balances (B+C)		253,249,822		208,645,006
Capital Expenditure		(58,165,730)		(56,223,924)

Deficit on Capital Transactions & Loan Receipt			195,084,092		152,421,082

Total Deficit Capital + Recurrent			(57,810,580)		36,871,032
Add:
(i) Net Treasury Bills Issued		21,671,867		21,575,617
(ii) Opening Cash Balance		125,610,255		50,567,421
(iii) Other Payments		(20,439)		(13,050)
(iv) Other Receipts		2		12,918
(v) Unrealized Foreign Exchange Gains		2,145,147		967,411
(vi) Refund from the Central Payment Account		(29)		(13)
(vii) Surrendered Balances		10,534,830		15,628,919

			159,941,633		88,739,223

Cash Balance in Consolidated Fund			102,131,053		125,610,255

Adjusted Cash Balance March 31, 2025	5		102,131,053		125,610,255

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VI - Statement of Cash Flows

Year Ended March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2025 J$’000	2024 J$’000
Cash Flows from Operating Activities:
Receipts:
Taxation Revenue		879,088,987	827,438,652
Non-Tax Revenue		170,224,035	83,780,778
Grants		6,002,505	8,137,501
Surrendered Balances		10,534,830	15,628,919
Other		2	12,918

Total Receipts from Operating Activities		1,065,850,359	934,998,768
Payments:
Employee Costs Salaries		(452,510,255)	(401,271,464)
Employee Costs Travelling		(12,935,076)	(10,457,553)
Superannuation		(46,386,198)	(42,356,663)
Suppliers		(110,127,400)	(86,045,250)
Interest Paid		(180,272,914)	(172,727,667)
Grants, Contributions and Subsidies		(133,037,350)	(104,666,366)
Capital Goods Purchases		(58,943,424)	(59,039,862)
Other Payments		(64,006,153)	(67,801,480)

Total Payments		(1,058,218,770)	(944,366,305)
Net Cash from Operating Activities		7,631,589	(9,367,537)
Cash Flows from Financing Activities
Proceeds from Borrowings		69,577,776	140,202,370
Repayment of Borrowings		(302,154,654)	(138,627,099)
Repayment of GOJ Guaranteed Loan		16,897,775	24,028,802
Domestic Benchmark Notes		160,771,766	36,276,333
Treasury Bills Issued		21,671,867	21,575,617
Other		(20,468)	(13,063)

Net Cash from Financing Activities		(33,255,938)	83,442,960

Net increase/(decrease) in Cash		(25,624,349)	74,075,423
Cash at Beginning of Period		125,610,255	50,567,421
Add adjustment to opening Balance April 1		2,145,147	967,411

Net Ending Cash Balance March 31, 2025	6	102,131,053	125,610,255

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VII - Statement of Transfers from the Capital Development Fund

Year Ended March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	$’000	$’000
Bauxite Production Levy Received		70,056,980
Less: Refund/Remissions		(630,614)

Net Receipts			69,426,366
Add: Retained Earnings			3,586,342

			73,012,708
Less:
(a) Transfers to Consolidated Fund to date		53,606,653
(b) Grants		12,174,544
(c) Net Levy Written off		153,315

			65,934,512

Value of Fund at 31st March, 2025	7		7,078,196

Value of Fund at 31st March, 2024			6,678,528

Source: Development Bank of Jamaica

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement VIII - Contingencies Fund

Year Ended March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

		2025	2024
	Notes	$’000	$’000
Opening Balance		5,332,065	5,131,717
Increase in Contingencies Fund		0	200,000
Interest Earned		195,940	325,352
Transfer to Miscellaneous Revenue		(180,539)	(325,004)
Disbursement of Advances from Contingencies Fund		(5,500,000)	0
Recoveries of Advances to Contingencies Fund		5,500,000	0

Balance at Year End	8	5,347,466	5,332,065

GOVERNMENT OF JAMAICA

FINANCIAL STATEMENTS OF THE CONSOLIDATED FUND

Statement IX - Local (Internal) and Foreign (External) Debt

As at March 31, 2025

(Expressed in Jamaican dollars unless otherwise specified)

	Notes	2025 J$ Equivalent $’000	2024 J$ Equivalent $’000
LOCAL DEBT
I Perpetual Annuities		155	155

II Market Loans
Treasury Bills		10,300,000	10,300,000
J$ Benchmark Investment Notes		756,066,467	753,436,730
CPI-Indexed Investment Notes		56,150,364	67,759,249

Total Market Loans		822,516,831	831,495,979

Total Local Debt	9.1	822,516,986	831,496,134

EXTERNAL DEBT
I Currency Obligations to Commercial Enterprises:
Bond Holders		758,682,859	757,808,853

Total Currency Obligations to Commercial Enterprises		758,682,859	757,808,853
II Foreign Government & Government Agencies
USAID		17,301	20,370
US Department of Agriculture		0	0
China		77,060,201	87,793,192
Federal Republic of Germany		724,134	860,200
Japan		411,454	464,954
Netherlands Investment Bank		41,267	50,054
Kingdom of Belgium		165,200	218,144
Venezuela		12,993,079	13,605,972

Total Foreign Government & Government Agencies		91,412,636	103,012,886
Ill International & Multilateral Institutions:
Inter -American Development Bank		219,583,994	230,788,183
Caribbean Development Bank		17,727,660	20,117,813
Int’l Bank for Reconstruction & Development		175,585,144	152,536,467

Statement IX - Local (Internal) and Foreign (External) Debt (Cont’d)

	Notes	2025 J$ Equivalent $’000	2024 J$ Equivalent $’000
OPEC Fund for Int’l Development		768,507	1,020,896
European Economic Community Commission		2,303,276	2,540,496
NORDIC Development Fund		492,189	527,034
International Monetary Fund		130,917,181	129,025,938

Total International & Multilateral Institutions		547,377,951	536,556,827
Total Foreign Debt	9.2	1,397,473,446	1,397,378,566
Total Local Debt		822,516,986	831,496,134

TOTAL LOCAL & FOREIGN DEBT		2,219,990,432	2,228,874,700

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements

1 Statement of Receipts and Payments of the Consolidated Fund

This Statement is a summary of receipts and payments of the Consolidated Fund Accounts.

1.1 The Consolidated Fund - Opening

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $58.760 billion and US$ Consolidated Fund Bank Account (US$431.898 million @ J$154.7836) $66.850 billion, aggregating to $125.610 billion as at April 1, 2024.

1.2 The Consolidated Fund - Closing

The Consolidated Fund accounts are comprised of: Jamaican Dollar Consolidated Fund Bank Account $88.294 billion and US$ Consolidated Fund Bank Account (US$87.331 million @ J$158.44140) $13.837 billion, aggregating to $102.131 billion as at March 31, 2025.

1.3 Refunds from the Consolidated Fund Account/Central Payments Account

Refunds recovered from erroneous transfers made to the Consolidated Fund Accounts upon the requisite approvals. Negative Warrant amounts refunded from the Central Payment Account.

2. Statement of Financing

This Statement shows receipts and payments from the Consolidated Fund for the year ended March 31, 2025, and how the surplus was used or how the deficit was financed.

2.1 Net Surplus/ (Deficit)

There was a deficit of $25.604 billion for the year in comparison to a surplus of $74.063 billion for 2024.

3. Statement of Receipts of the Consolidated Fund Compared with Estimates

This Statement includes Revenue Estimates and Actual Receipts, as well as comparative data from the previous year.

3.1 Tax Revenue Recurrent

These are receipts generated from taxes. Included in this statement are the amounts that were transferred to the Consolidated Fund by the Principal Receivers of Revenue (PRRs). All revenues generated by the PRRs are required to be transferred to the Consolidated Fund. During the financial year, 99% of the tax revenue was transferred into the Consolidated Fund Principal Bank, and the remainder in the subsequent period.

3.2 Non-Tax Revenue Recurrent

Total receipts recorded for the year in the Consolidated Fund for this revenue category is $170.224 billion. The main revenue components include Miscellaneous Revenue, De-earmarked Receipts, Financial Distributions and loan Interest. Dividends and Other Miscellaneous Revenue from public bodies are also included.

Notes to the Financial Statements (Cont’d)

3.3 Capital Revenue

This includes revenue raised through grants and loan repayments.

3.4 External Loans

These are receipts recorded in the Consolidated Fund Principal Bank Accounts for funds raised from multilateral and bilateral loans.

3.5 Domestic Loans

These receipts include benchmark notes and treasury bills received in the Consolidated Fund Principal Bank Account. Benchmark notes amount to $160.772 billion for the financial year (2024: $36.276 billion).

3.6 Surrendered Balances

These receipts represent unexpended Warrant cash balances returned to the Consolidated Fund Principal Bank Account.

4 Statement of Expenditure of the Consolidated Fund Compared with Estimates

This statement details issues (Warrants) from the Consolidated Fund Principal Bank Account. Total issues from the Consolidated Fund for the year was $1,360.373 billion (2024: $1,082.993 billion) compared with total Estimates of $1,386.023 billion (2024: $1,091.838 billion).

4.1 Recurrent Statutory Expenditure

Statutory Recurrent Expenditure details public debt charges and expenditure to statutory heads such as Pensions, His Excellency Governor General and the Auditor General.

4.2 Recurrent Voted Expenditure

Voted Recurrent Expenditure are issues from the Consolidated Fund Principal Bank Account for Ministries, Departments and Agencies displayed by Head.

4.3 Voted Capital Expenditure

An amount of $58.166 billion (2024: $56.223 billion) was issued for Voted Capital Expenditure.

5. Statement of Consolidated Fund Balances

This Statement summarizes the receipts and payments recorded in the Consolidated Fund Principal Bank Account and how both relate to the opening and closing cash balances in the Consolidated Fund Principal Bank Account.

Notes to the Financial Statements (Cont’d)

6. Statement of Cash Flows

The Statement of Cash Flows classifies the flow of funds for the period by operating, investing, and financing activities.

7. Capital Development Fund

The Capital Development Fund is funded by Bauxite Levy. There were no transfers to the Consolidated Fund for the financial year.

8. Contingencies Fund

The Contingencies Fund was established pursuant to Section 118 of the Constitution and further guided by Section 13 of the Financial Administration and Audit Act. The balance of the Contingencies Fund as at March 31, 2025, was $5.347 million (2024: $5.332 million). There was no approved increase to the Contingencies Fund for the reporting period.

9. Statement of Local (Internal) and Foreign (External) Debt

This statement details outstanding Local and Foreign Debt as at March 31, 2025.

Notes to the Financial Statements (Cont’d)

NOTE 9.1

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (LOCAL)

AS AT MARCH 31, 2025

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I PERPETUAL ANNUITIES
PERPETUAL ANNUITIES	JAM	154,832.69	154,832.69

SUB-TOTAL PERPETUAL ANNUITIES	JAM	154,833.00	154,832.69

SUB-TOTAL CATEGORY I (PERPETUAL ANNUITIES)	JAM		154,832.69

II MARKET LOANS
(a) TREASURY BILLS
Treasury Bills Issue - 6.07% Due-April-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 6.55% Due-April-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 5.88% Due-May-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 6.36% Due-May-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 8.40% Due-May-2025	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 5.75% Due-June-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 6.17% Due-June-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 6.06% Due-July-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 6.58% Due-July-2025	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 5.87% Due- August-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 6.28% Due- August-2025	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 5.75% Due- September-2025	JAM	700,000,000.00	700,000,000.00
Treasury Bills Issue - 6.02% Due- October -2025	JAM	800,000,000.00	800,000,000.00
Treasury Bills Issue - 5.88% Due-November - 2025	JAM	800,000,000.00	800,000,000.00

SUB-TOTAL (a) Treasury Bills	JAM		10,300,000,000.00

Notes to the Financial Statements (Cont’d)

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(b) Jamaica Dollar Benchmark Investment Notes
GOJ FIXED RATE 4.50% BENCHMARK INVESTMENT NOTES - Due 2025	JAM	37,824,000,000.00	37,824,000,000.00
GOJ FIXED RATE 9.50 % BENCHMARK INVESTMENT NOTES - Due 2026	JAM	18,626,573,000.00	18,626,573,000.00
GOJ VARIABLE RATE BENCHMARK INVESTMENT NOTE - DUE 2027	JAM	2,000,000.00	2,000,000.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2028	JAM	74,500,000,000.00	74,500,000,000.00
GOJ FIXED RATE ACCRETING INVESTMENT NOTES - Due 2028	JAM	135,807,606,424.76	135,807,606,424.76
GOJ FIXED RATE 5.675% BENCHMARK INVESTMENT NOTES - Due 2029	JAM	48,048,736,000.00	48,048,736,000.00
GOJ FIXED RATE 11.875% BENCHMARK INVESTMENT NOTES - Due 2030	JAM	24,128,232,715.00	24,128,232,715.00
GOJ FIXED RATE 9.625% BENCHMARK INVESTMENT NOTES - Due 2031	JAM	53,086,150,000.00	53,086,150,000.00
GOJ FIXED RATE 5.80% BENCHMARK INVESTMENT NOTES - Due 2034	JAM	54,707,288,500.00	54,707,288,500.00
GOJ FIXED RATE 7.50% BENCHMARK INVESTMENT NOTES - Due 2035	JAM	12,000,000,000.00	12,000,000,000.00
GOJ VARIABLE RATE STEP UP BENCHMARK INVESTMENT NOTES - Due 2035	JAM	50,689,657,296.00	50,689,657,296.00
GOJ FIXED RATE 10.00% BENCHMARK INVESTMENT NOTES - Due 2037	JAM	77,612,853,500.00	77,612,853,500.00
GOJ FIXED RATE 13.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	7,431,000.00	7,431,000.00
GOJ FIXED RATE 8.25% BENCHMARK INVESTMENT NOTES - Due 2040	JAM	20,000,000,000.00	20,000,000,000.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	42,022,360,800.00	42,022,360,800.00
GOJ FIXED RATE 11.25% BENCHMARK INVESTMENT NOTES - Due 2046	JAM	2,896,758,593.00	2,896,758,593.00
GOJ FIXED RATE 6.25% BENCHMARK INVESTMENT NOTES - Due 2048	JAM	20,836,667,000.00	20,836,667,000.00
GOJ FIXED RATE 12.25% BENCHMARK INVESTMENT NOTES - Due 2050	JAM	66,549,152,300.00	66,549,152,300.00
GOJ FIXED RATE 11.75% BENCHMARK INVESTMENT NOTES - Due 2053	JAM	10,921,000,000.00	10,921,000,000.00
GOJ FIXED RATE 8.50% BENCHMARK INVESTMENT NOTES - Due 2061	JAM	5,800,000,000.00	5,800,000,000.00

SUB-TOTAL (b) Jamaica Dollar Benchmark Investment Notes	JAM		756,066,467,128.76

Notes to the Financial Statements (Cont’d)

INTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
(c) CPI-Indexed Investment Notes
CPI -INDEXED INVESTMENT NOTES - Due 2033	JAM	19,496,712,060.00	37,655,326,752.73
CPI -INDEXED INVESTMENT NOTES - Due 2040	JAM	9,576,133,182.00	18,495,037,670.26

SUB-TOTAL (c) CPI-Indexed Investment Notes	JAM		56,150,364,422.99

SUB-TOTAL CATEGORY II (MARKET LOANS)	JAM		822,516,831,551.75

TOTAL INTERNAL DEBT	JAM		822,516,986,384.44

Source: Debt Management Branch, Ministry of Finance and the Public Service

Notes to the Financial Statements (Cont’d)

NOTE 9.2

GOVERNMENT OF JAMAICA

STATEMENT VIII

STATEMENT OF OUTSTANDING PUBLIC DEBT (FOREIGN)

AS AT MARCH 31, 2025

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
I FOREIGN CURRENCY OBLIGATIONS TO COMMERCIAL ENTERPRISES
1) BOND HOLDERS
US$250M 9.25% NOTES DUE 2025	USD	69,956,000.00	11,077,903,366.80
US$250M 8.5% BOND 2036	USD	199,430,000.00	31,580,797,479.00
US$500M 8 % BOND 2039	USD	1,117,678,000.00	176,990,234,993.40
US$800M 7.625% Bond due 2025	USD	85,073,564.00	13,471,849,749.29
US$1,350M 6.7 5% Bond due 2028	USD	1,223,304,000.00	193,716,671,911.20
US$650M 7.975% BOND DUE 2045	USD	1,801,300,000.00	285,245,401,890.00
JM$46.60BN 9.625% BOND DUE 2030	JM	46,600,000,000.00	46,600,000,000.00

TOTAL - BOND HOLDERS			758,682,859,389.69

II FOREIGN GOVERNMENT AND GOVERNMENT AGENCIES
a) UNITED STATES
1. U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT
532-T-046D CROP DIVERSIFICATION & IRRIGATION PROJ.	USD	109,251.70	17,300,585.73

TOTAL - U.S. AGENCY FOR INTERNATIONAL DEVELOPMENT			17,300,585.73

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
b) CHINA
1. EXIM BANK OF CHINA
JAMAICA CRICKET STADIUM PROJECT	CNY	6,488,855.00	141,466,876.70
MONTEGO BAY CONVENTION CENTER	CNY	67,741,935.50	1,476,876,952.16
PALISADOES SHORELINE PROTECTION REHABILITATION WORKS PROJECT	USD	4,648,000.00	736,035,434.40
JAMAICA ECONOMIC HOUSING PROJECT	CNY	172,698,889.20	3,765,097,632 .38
JAMAICA ROAD IMPROVEMENT & REHABILITATION WORKS PROJECT	USD	17,000,000.00	2,692,040,100.00
MAJOR INFRASTRUCTURE DEVELOPMENT PROGRAMME	USD	122,889,098.40	19,460,140,043.86
JAMAICA SOUTHERN COASTAL HIGHWAY IMPROVEMENT PROJECT	USD	305,341,935.40	48,352,513,782.85

TOTAL EXIM BANK OF CHINA			76,624,170,822.35

2. PEOPLE’S REPUBLIC OF CHINA 20.0MN YUAN
AGREEMENT ON ECONOMIC AND TECHNICAL CO-OPERATION 20.0M YUAN	CNY	20,000,000.00	436,030,324.08

TOTAL PEOPLE’S REPUBLIC OF CHINA			436,030,324.08

TOTAL CHINA			77,060,201,146.43

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
FEDERAL REPUBLIC OF GERMANY
1. KREDITANSTALT FUR WIEDERAUFBAU
89-65-121 HURRICANE RECONSTRUCTION ASSISTANCE 2	EURO	1,510,712.40	258,141,763.22
89-65-857 HURRICANE RECONSTRUCTION ASSISTANCE III	EURO	1,677,936.10	286,715,977.88
93-65-941 REHAB OF 5 SMALL HYDROPOWER PLANTS	EURO	1,049,170.80	179,276,214.10

TOTAL - KREDITANSTALT FUR WIEDERAUFBAU			724,133,955.20

JAPAN
2. JAPAN INTERNATONAL CO-OPERATION AGENCY
ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	2,598,297.84	411,454,233.94
TOTAL - JAPAN INTERNATONAL CO-OPERATION AGENCY

TOTAL - JAPAN			411,454,233.94

NETHERLAND INVESTMENT BANK
1978.03 CONSOLIDATION OF INTEREST AMOUNTS	EURO	168,264.20	28,752,009.66
1980.02 CONSOLIDATION OF INTEREST AMOUNTS	EURO	73,239.40	12,514,722.76

TOTAL - NETHERLAND INVESTMENT BANK			41,266,732.42

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BAlANCE OUTSTANDING	JA$ EQUIVALENT
BELGIUM
GOVT. OF THE KINGDOM OF BELGIUM
MODERNIZATION OF KINGSTON MUNICIPALITY	EURO	966,794.60	165,200,247.43

TOTAL - GOVT. OF THE KINGDOM OF BELGIUM			165,200,247.43

VENEZUELA
VENEZUELA ENERGY AGREEMENT	USD	82,050,166.00	12,993,078,651.98

TOTAL VENEZUELA			12,993,078,651.98

TOTAL FOREIGN GOVERNMENT & GOVERNMENT AGENCIES			91,412,635,553.13

III INTERNATIONAL & MULTILATERAL INSTITUTIONS
INTER-AMERICAN DEVELOPMENT BANK
1264/OC-JA - PRIMARY EDUCATION SUPPORT PRG.	USD	1,498,305.40	237,264,601.11
1283/OC-JA - AGRICULTURAL SUPPORT SERVICES PROJECT	USD	922,872.20	146,141,704.09
1344/OC-JA - CITIZEN, SECURITY & JUSTICE	USD	1,066,411.40	168,871,897.17
1360/OC-JA - RURAL WATER	USD	757,549.10	119,961,915.00
1419/OC-JA - EMERGENCY RECONSTRUCTION	USD	1,863,306.60	295,064,475.63
1438/OC/J A - RE INFORMATION AND COMM. TECH PROJECT	USD	1,545,938.10	244,807,491.61
1559/OC/JA-1- SOCIAL PROTECTION SUPPORT FOR FOOD PRICE CRISIS	USD	4,125,000.00	653,215,612.50
1562/OC-JA - NATIONAL IRRIGATION DEVELOPMENT PROGRAM	USD	422,271.70	66,868,961.74
1959/OC/JA - EMERGENCY ASSIST. - 2007 ATLANTIC HURRICANE SEASON	USD	3,999,912.80	633,407,391.42
1972/OC/JA - COMPETITIVENESS ENHANCEMENT PROGRAM	USD	7,000,000.00	1,108,487,100.00
2026/OC/JA - TRANSPORTATION INFRASTRUCTURE REHAB. PROGRAMME	USD	22,688,248.40	3,592,804,381.86
2039/OC/JA - YOUTH DEVELOPMENT PROGRAM PHASE 1	USD	4,345,162.70	688,079,542.91
2058/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT	USD	16,000,000.00	2,533,684,800.00

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
2074/OC/JA - EDUCATION REFORM PROGRAM	USD	8,000,000.00	1,266,842,400.00
2100/OC/JA - SUPPLEMENTAL LOAN TO FINANCE THE PESP ACTIVITIES	USD	5,228,684.80	827,989,950.11
2272/OC/JA - CITIZEN SECURITY AND JUSTICE PROGRAMME 11	USD	9,999,999.90	1,583,552,984.16
2276/OC/JA - ROAD IMPROVEMENT PROGRAM	USD	4,888,436.60	774,109,844.32
2297/OC/JA - COMPETITIVE ENHANCEMENT PROGRAM	USD	20,000,000.00	3,167,106,000.00
2298/OC/JA - PUBLIC FINANCIAL & PERFORMANCE MGMT PROG. 11	USD	20,000,000.00	3,167,106,000.00
2299/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAM	USD	16,666,666.60	2,639,254,989.44
2300/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (PBL)	USD	10,000,000.00	1,583,553,000.00
2301/OC/JA - SUPPORT FOR EDUCATION SECTOR REFORM 11 (Investment)	USD	4,023,476.30	637,138,796.53
2359/OC/JA - FISCAL CONSOLIDATION PG FIRST PROG OPERATION	USD	73,333,333.30	11,612,721,994.72
2444/OC-JA - AGRICULTURAL COMPETITIVENESS PROGRAMME	USD	8,445,402.50	1,337,374,246.51
2502/OC/JA - FISCAL CONSOLIDATION PROGRAMME 11	USD	79,999,999.90	12,668,423,984.16
2519/OC/JA - HUMAN CAPITAL AND PROTECTION PROGRAMME 11	USD	19,999,999.90	3,167,105,984.16
2521/OC-JA - PUBLIC FINANCIAL & PERFORMANCE MANAGEMENT PROGRAMME III	USD	36,000,000.00	5,700,790,800.00
2629/OC/JA - ENERGY EFFICIENCY & CONSERVATION PROGRAMME	USD	2,011,785.40	318,576,880.55
2658/OC/JA - FISCAL ADMINISTRATION & MODERNIZATION PROGRAMME	USD	25,287,918.10	4,004,475,857.10
2889/OC-JA - INTEGRATED SOCIAL PROTECTION AND LABOUR PROGRAMME	USD	19,502,627.70	3,088,344,460.22
3121/OC-JA - PUBLIC SECTOR EFFICIENCY PROGRAMME (PSE)	USD	5,575,139.90	882,852,951.41
3122/OC-JA - PUBLIC SECTOR EFFICIENCY PROGRAMME (PSE) CHINA CO-FINANCING	USD	3,844,963.60	608,870,364.37
3147/OC-JA - COMPETITIVENESS ENHANCEMENT PROGRAMME III	USD	36,000,000.00	5,700,790,800.00
3148/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH	USD	48,000,000.00	7,601,054,400.00
3191/OC-JA - CITIZEN SECURITY JUSTICE PROGRAMME III	USD	15,023,568.80	2,379,061,744.39
3381/SX-JA - ADAPT PROGRAMME & FINANCE MECHANISM FOR THE PILOT PROGRAMME FOR PPCR JAM	USD	8,707,100.00	1,378,815,432.63

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
3511/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH II	USD	91,000,000.00	14,410,332,300.00
3560/OC-JA - EDUCATION SECTOR REFORM III	USD	18,333,333.40	2,903,180,510.56
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	USD	20,032,577.68	3,172,264,848.29
3565/OC-JA - INTEGRATED SUPPORT TO JAMAICA SOCIAL PROTECTION STRATEGY	JMD	2,795,075,277.63	2,795,075,277.63
3704/OC-JA - FINANCIAL SYSYTEM REFORM SUPPORT PROGRAMME	USD	76,666,666.70	12,140,573,005.28
3880/OC-JA - FISCAL STRUCTURAL PROGRAMME FOR ECONOMIC GROWTH III	JMD	3,427,212,353.91	3,427,212,353.91
3877/OC-JA - ENERGY MANAGEMENT AND EFFICIENCY PROGRAMME	USD	4,697,133.50	743,815,984.53
4115/OC-JA - CREDIT ENHANCING PROGRAMME FOR MICRO, SMALL AND MEDIUM ENTERPRISES	USD	17,501,366.90	2,771,434,205.86
4373/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (POLICY-BASED)	USD	95,333,333.30	15,096,538,594.72
4374/OC-JA - SUPPORT TO THE PUBLIC SECTOR TRANSFORMATION PROJECT (INVESTMENT)	USD	47,222,222.20	7,477,889,163.15
4400/OC-JA - SECURITY STRENGTHENING PROJECT	USD	16,022,421.30	2,537,235,331.69
4437/OC-JA - IMPLEMENTATION OF THE NATIONAL IDENTIFICATION SYSTEM (NIDS) FOR ECONOMIC GROWTH	USD	41,864,323.90	6,629,437,570.48
4645/OC-JA - SKILLS DEVELOPMENT GLOBAL SKILLS IN JAMAICA	USD	14,276,750.50	2,260,799,108.45
4668/OC-JA - SUPPORT FOR THE HEALTH SYSTEMS STRENGTHENING FOR THE PREVENTION AND CARE MANAGEMENT FOR NON-COMMUNICABLE DISEASES PROGRAMME	USD	20,364,707.80	3,224,859,413.08
4669/OC-JA - SUPPORT FOR THE HEALTH SYSTEM STRENGTHENING FOR THE PREVENTION AND CARE OF NON-COMMUNICABLE DISEASES	JMD	6,918,191,000.00	6,918,191,000.00
4860-JM - BOOSTING INNOVATION, GROWTH AND ENTREPRENEURSHIP ECOSYSTEM PROGRAMME	USD	20,335,854.80	3,220,290,387.61
5110/OC-JA - SUPPORT FOR THE HEALTH SYSTEM STRENGTHENING FOR THE PREVENTION AND CARE OF NON-COMMUNICABLE DISEASES	USD	100,000,000.00	15,835,530,000.00
5236/OC-JA - STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE HEALTH CRISIS AND ECONOMIC EFFECTS OF COVID-19 IN JAMAICA	USD	74,299,791.60	11,765,765,788.76
5499/OC-JA - STRENGTHENING FISCAL POLICY AND MANAGEMENT PROGRAMME TO RESPOND TO THE PUBLIC HEALTH CRISIS AND ECONOMIC EFFECTS OF COVID-19 IN JAMAICA II (POLICY BASED LOAN)	USD	98,948,349.40	15,668,995,553.74

TOTAL - INTER-AMERICAN DEVELOPMENT BANK			219,583,994,137.56

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
CARIBBEAN DEVELOPMENT BANK
10/SFR-OR-JAM - SOCIAL INVESTMENT FUND	USD	2,013,937.50	318,917,676.99
13/SFR-OR-JAM - ENHANCEMENT OF BASIC SCHOOL	USD	854,236.70	135,272,908.90
16/SFR-OR-JAM - WASHINGTON BOULEVARD IMPROVEMENT	USD	4,618,615.80	731,382,290.59
17/SFR-OR -JAM - HURRICANE DEAN REHAB WORKS	USD	3,402,084.60	538,738,127.46
17/SFR-OR -JAM 1 - HURRICANE DEAN REHAB WORKS	USD	2,351,182.70	372,322,241.81
18/SFR-OR-JAM - UTECH ENHANCEMENT PROJECT	USD	6,688,927.80	1,059,227,168.45
19/SFR-JAM COMMUNITY INVESTMENT PROJECT	USD	7,113,979.10	1,126,536,294.57
19/SFR-OR-JAM - POLICY BASED LOAN	USD	30,999,999.90	4,909,014,284.16
20/SFR-JM- AGRICULTURAL SUPPORT	USD	5,655,000.00	895,499,221.50
20/SFR-OR-JAM- NATURAL DISASTER GUSTAV MANAGEMENT	USD	15,529,809.70	2,459,227,673.99
23/SFR-OR-JAM- FISCAL CONSOLIDATION, GROWTH AND SOCIAL STABILITY LOAN	USD	23,187,500.00	3,671,863,518.75
28/0R-JAM- COASTAL HIGHWAY IMPROVEMENT #4	USD	9,533,362.20	1,509,658,431.19

TOTAL - CARIBBEAN DEVELOPMENT BANK			17,727,659,838.36

INT’L BANK FOR RECONSTRUCTION & DEVELOPMENT
7554-JM EARLY CHILDHOOD DEVELOPMENT PROJECT	USD	8,109,327.20	1,284,154,941.55
7555-JM SOCIAL PROTECTION PROJECT	USD	21,641,517.20	3,427,048,948.66
7556-JM SECOND HIV/AIDS PROJECT	USD	5,225,286.70	827,451,842.96
7653-JM FISCAL AND DEBT SUSTAINABILITY DEV POLICY	USD	54,000,000.00	8,551,186,200.00
7769-JM RURAL ECONOMIC DEVELOPMENT PROGRAM	USD	8,910,086.80	1,410,959,468.24
7856-JM FIRST PROGRAMME FISCAL SUSTAINABILITY DEVELOPMENT POLICY LOAN	USD	122,480,000.00	19,395,357,144.00
7815-JM EDUCATION TRANSFORMATION CAPACITY BLDG. PROJECT	USD	10,867,347.40	1,720,902,057.73
8007-JM ENERGY SECURITY & EFFICIENCY ENHANCEMENT PROJECT	USD	9,492,593.80	1,503,202,538.98
8084-JM 2ND PROGRAMATIC FISCAL SUSDTAINABILITY DEVELOPMENT	USD	58,000,000.00	9,184,607,400.00

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
8317-JM ECONOMIC STABILITY AND FOUNDATION FOR GROWTH DEVELOPMENT	USD	102,310,000.00	16,201,330,743.00
8329 ADDITIONAL FINANCING FOR SOCIAL PROTECTION PROGRAMME	USD	31,479,999.80	4,985,024,812.33
8334-JM JAMAICA EARLY CHILDHOOD DEVELOPMENT PROJECT	USD	9,081,390.10	1,438,086,253.70
8356-JM JAMAICA INTEGRATED COMMUNITY DEVELOPMENT PROJECT	USD	32,314,052.50	5,117,101,477.85
8405-JM JAMAICA YOUTH EMPLOYMENT IN DIGITAL AND ANIMATION INDUSTRIES	USD	9,230,061.90	1,461,629,221.19
8406-JM JAMAICA STRATEGIC PUBLIC SECTOR TRANSFORMATION	USD	27,552,564.60	4,363,094,633.00
8408-JM FOUNDATIONS FOR COMPETITIVENESS AND GROWTH PROJECT	USD	38,870,129.10	6,155,290,954.67
8470-JM FIRST COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPL	USD	69,510,000.00	11,007,276,903.00
8759-JM SECOND COMPETITIVENESS & FISCAL MANAGEMENT PROGAMMATIC DPF	USD	61,250,000.00	9,699,262,125.00
8581-JM JAMAICA DISASTER VULNERABILITY REDUCTION PROJECT	USD	26,147,169.80	4,140,542,917.83
8822-JM ACCESS TO FINANCE FOR MICRO, SMALL AND MEDIUM ENTERPRISE PROJECT	USD	14,284,123.40	2,261,966,646.24
9017-JM SECOND RURAL ECONOMIC DEVELOPMENT INITIATIVE (REDI II) PROJECT	USD	11,535,956.70	1,826,779,884.02
9053-JM JAMAICA FIRST ECONOMIC RESILIENCE	USD	70,000,000.00	11,084,871,000.00
9216-JM JAMAICA COVID-19 RESPONSE AND RECOVERY DEVELOPMENT POLICY FINANCING	USD	150,000,000.00	23,753,295,000.00
9203-JM ADDITIONAL FINANCING FOR THE FOUNDTION FOR COMPETITIVENESS AND GROWTH PROJECT	USD	5,374,366.60	851,059,435.25
9658-JM JAMAICA EDUCATION PROJECT	USD	758,824.70	120,163,913.02
9652-JM SOCIAL PROTECTION FOR INCREASED RESILENCE AND OPPORTUNITY PROJECT	USD	170,177.40	26,948,493.23
9873-JM SUSTAINABLE AND RESILIENT RECOVERY DEVELOPMENT POLICY LOAN AND CATASTROPHE DEFERRED DRAWDOWN OPTION CAT DDO	USD	210,000.00	33,254,613.00
9874-JM SUSTAINABLE AND RESILIENT RECOVERY DEVELOPMENT POLICY LOAN AND CATASTROPHE DEFERRED DRAWDOWN OPTION	USD	150,000,000.00	23,753,295,000.00

TOTAL - INT’L BANK FOR RECONSTRUCTION & DEV.			175,585,144,568.45

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
OPEC FUND FOR INT’L DEVELOPMENT
1152-P RURAL ROAD REHABILITATION PHASE 2	USD	197,137.00	31,217,688.78
1238-P BOGUE ROAD IMPROVEMENT PROJECT	USD	4,655,917.60	737,289,228.22

TOTAL - OPEC FUND FOR INT’L DEVELOPMENT			768,506,917.10

EUROPEAN ECONOMIC COMMUNITY COMMISSION
LN #8.0223 EXPAND COFFEE PRODUCTION	EURO	120,513.40	20,592,629.31
LN #8.0347 SANGSTERS AIRPORT MAIN TERMINAL	EURO	1,724,590.00	294,687,925.73
LN #8.0371 CAST & CTC STUDENT ACCOMMODATION	EURO	373,435.80	63,810,541.31
LN #8.0383 NEGRIL OCHO-RIOS WASTEWATER PROJECT	EURO	8,680,620.10	1,438,293,957.06
LN #8.0388 CREDIT SCH. FOR MICRO & SMALL ENTERPRISES	EURO	2,025,808.90	346,158,460.85
LN #8.0395 MORANT/YALLAHS AGRICULTURAL DEV. PROJ.	EURO	554,397.00	94,732,140.51

TOTAL - EUROPEAN ECONOMIC COMMUNITY COMMISSION			2,303,275,654.77

NORDIC DEVELOPMENT FUND
NDF #81 PRIMARY EDUCATION IMPROVEMENT PROG.	XDR	640,000.00	134,659,776.18
NDF #120 MULTI-SECTORAL PRE-INVESTMENT PROJECT	XDR	699,238.40	147,123,883.84
NDF #165 AIRPORT REFORM & IMPROVEMENT PROGRAM	XDR	1,000,000.00	210,405,900.08

TOTAL - NORDIC DEVELOPMENT FUND			492,189,560.10

Notes to the Financial Statements (Cont’d)

EXTERNAL DEBT	CURRENCY	BALANCE OUTSTANDING	JA$ EQUIVALENT
INTERNATIONAL MONETARY FUND
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA-RFI	XDR	47,862,500.00	10,070,552,357.41
BUDGETARY SUPPORT TO THE GOVERNMENT OF JAMAICA-RSF	XDR	574,350,000.00	120,846,628,296.78

TOTAL - INTERNATIONAL MONETARY FUND			130,917,180,654.19

TOTAL INTERNATIONAL & MULTINATIONAL INSTITUTIONS			547,377,951,330.53

TOTAL EXTERNAL DEBT			1,397,473,446,273.35

GRAND TOTAL FOREIGN & LOCAL			2,219,990,432,657.79

Source: Debt Management Branch, Ministry of Finance and the Public Service